UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21479

                    MADISON HARBOR BALANCED STRATEGIES, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                    (Address of principal executive offices)
                                    --------

                    Madison Harbor Balanced Strategies, Inc.
                    Edward M. Casal, Chief Executive Officer
                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                     (Name and address of agent for service)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-380-5500

                     DATE OF FISCAL YEAR END: MARCH 31, 2008

                    DATE OF REPORTING PERIOD: MARCH 31, 2008

ITEM 1.    REPORTS TO SHAREHOLDERS.


                                                   [MADISON HARBOR CAPITAL LOGO]

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   Madison Harbor Balanced Strategies, Inc.

   Access to Private Real Estate Opportunities

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                                                      Annual Report
                                                     March 31, 2008

                                [GRAPHIC OMITTED]

Our Adviser's Mission

Our Adviser's mission is to serve institutional and high net worth investors with timely and distinctive real estate investment strategies organized as multi-manager funds. We strive to provide investors with a proper balance of risk and return, consistent above average investment performance, a high level of diversification and attentive service at a reasonable cost.

By placing the interests of our investors first, Madison Harbor will always be recognized as a premier investment manager of real estate private equity investments with unparalleled access to managers that are best-in-class.

As a result, we will create an enduring, conflict free and well-aligned enterprise that offers challenge, growth and continuity for the high-quality individuals who comprise our team and preserve its culture of integrity and excellence.

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This report is not authorized  for use as an offer of sale or a solicitation  of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the "Fund").

The Fund's Adviser is Madison Harbor Capital Management, LLC as of March 31, 2008. See discussion under "The Investment Advisory Agreement" on page 45.

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund's outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.


                                    Madison Harbor Balanced Strategies, Inc. : 1

Letter to Shareholders

May 28, 2008

Dear Shareholders,

We are pleased to report two important items, one regarding the Fund and the other regarding your fund manager. We are also pleased to present our latest forward-looking market considerations. This Annual Report also includes the audited financial statements for your Fund's fiscal year ended March 31, 2008.

                                    THE FUND

Your fund continues to perform as planned and is well positioned to capitalize on some of the capital market turbulence. 52% of the Fund's capital commitments have been drawn as of March 31, 2008. The Fund's net return for the first quarter of 2008 was -0.14%. At a meeting held on April 28, 2008, the Fund's board approved a Net Asset Value of $1,019 per share at March 31, 2008. The Fund's annualized total return since inception has been 2.2%, reflective of the Fund's large cash and marketable securities position during the early stages of the investment program.

As you will read below, in a new report section entitled "Your Portfolio," the Fund, which represents interests in over 421 properties and five portfolio companies, has performed well during turbulent times. We have been actively reviewing the underlying funds' annual reports, attending annual meetings and touring markets and properties. As we evaluate the effect of the credit crisis on the Fund, we believe the strategies our managers are pursuing have the potential for improving property level net operating income and the diversification necessary to perform well despite the storm. We remain focused on refinancing risk, existing holdings and access to debt capital for acquisitions, as real estate is a capital intensive business and debt is crucial to obtaining our target returns.

While the challenges ahead are considerable, we believe your portfolio is well positioned. As reported previously, the Fund has virtually no exposure to the single family housing market and is well diversified geographically and by property type, resulting in strategies that have thus far been successful. However, we remain vigilant, even though real estate valuation levels in general have yet to be tested in 2008. Capital market dislocations are hampering financing availability for the mezzanine strategies and anything related to the condominium markets must be carefully monitored (thankfully, in virtually all of those cases, we have equity behind our investment).

On this last point, we note that transaction volumes for commercial real estate have dropped as precipitously as credit availability. While sale transactions within the portfolio have resulted in attractive gains, the broader transaction market must stabilize before we are able to address valuation levels with conviction.


                                    Madison Harbor Balanced Strategies, Inc. : 2

                                YOUR FUND MANAGER
          THE MADISON HARBOR TEAM JOINS AVIVA / MORLEY FUND MANAGEMENT

We are pleased to inform you that Madison Harbor Capital's entire professional staff is in the process of joining Aviva Capital Management and integrating our operations with the real estate multi-manager team of Morley Fund Management, Aviva's fund management subsidiary.

Over the past four years we have strived to create the leading U.S. team investing with best-in-class real estate private equity managers globally. Our new partners at Morley, based in London, have been doing the same since 1997. Our new joint platform allows us to immediately provide our clients with on-the-ground global investment capability while maintaining our rigorous underwriting standards.

On a combined basis, Morley's real estate multi-manager group now has an investment staff of 17, located in New York, London and Singapore, managing over $5 billion in real estate multi-manager capital. Overall Morley has well over $300 billion under management, with $60 billion in real estate alone.

In the next few weeks, shareholders will be solicited to vote on the approval of Aviva Capital Management, LLC as the new manager for the Fund. Please keep an eye out for the proxy materials.

                                 LOOKING FORWARD

We believe that the investment environment over the next few years will differ significantly from years past. We hope that you took the time to read last quarter's OUR VIEW. Together with this quarter's (immediately adjacent), you will have a window into our worldview. This quarter we focus on four important considerations: the evolving global competitive landscape at a time when the U.S. faces significant fiscal challenges, the likelihood and potential shape of increased regulation of the U.S. financial markets, lessons learned from the recent financial crisis and challenges ahead.

As always, we recommend that investors adopt a long-term view towards their portfolios, basing investment decisions on forward-looking economic and market conditions rather than historical results. Further portfolio diversification reduces event risk. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that we believe offer an attractive balance of risk and reward with the intention of facilitating our shareholders' meeting their long-term goals. We value our relationship with you as our investment partners, and we stand ready to respond to any questions you may have.

Sincerely,

/s/ Edward M. Casal                                     /s/ Russell H. Bates

Edward M. Casal                                         Russell H. Bates
Chief Executive Officer and                             Executive Vice President
Chief Investment Officer


                                    Madison Harbor Balanced Strategies, Inc. : 3

Our View

May 28, 2008

                                WATERSHED EVENTS

Success in long-term real estate investing requires a commitment to being something of a futurist - looking well ahead and doing one's best to anticipate opportunities and risks long before they make headlines. Real estate investing strategies take time to implement, and even more time to realize. The headlines over the past three months have certainly been noteworthy, and recent events taken together with longer term trends certainly have long-term implications.

Near the end of the first quarter of 2008, JP Morgan Chase agreed to acquire Bear Stearns for $240 million in a fire sale deal that allowed the venerable "Bear" to avoid bankruptcy - one year earlier Bear had been valued at over $18 billion.(1) By mid March the financial markets were in full retreat: the dollar had tumbled to a 12-year low against the Yen, and the yield on 30-day Treasury bills had fallen as low as 0.625%, the lowest level since May 1958, when the U.S. was emerging from recession.

Since August 2007, when the collapse of U.S. subprime mortgages started to infect markets around the world, the Fed has lowered its benchmark overnight rate five times and the discount rate seven times. It has also taken the unprecedented step of opening the Discount Window to Prime Brokers.(2) As of May, 22 major Wall Street firms, according to Morgan Stanley, have absorbed $230 billion(3) of the $300 billion(4) in worldwide losses related to the "crisis". Homebuilder activity continues to fall, consumer confidence is at the lowest point since 1980(5), and the dollar has fallen to 1.55 to the Euro.

The full extent of the housing decline this cycle remains unknown. According to the

----------
1 The sale was for $2.00 per share; later increased to $10.00. Approximately one year earlier, Bear Stearns shares traded at $158 per share, an aggregate equity value in excess of $18 billion.

2 Heretofore, Discount Window lending was limited to commercial banks. Extending lending capacity to non-commercial banks represents a policy shift in the Fed's 94-year history. The so-called "primary dealers," who are now eligible borrowers, include firms that are units of commercial banks and several that aren't, including Goldman Sachs Group Inc., Morgan Stanley and Merrill Lynch & Co.

3 "Banks Still Seen to Have $180 Billion in Writedowns," Reuters, May 13, 2008.

4 "Buffet Says Credit Crisis Ends for Wall Street Firms," Bloomberg News, May 3, 2008.

5 The Reuters/University of Michigan Index of Consumer Confidence was at 59.5 in May - the lowest level since June 1980. Source: The New York Times, May 17, 2008


                                    Madison Harbor Balanced Strategies, Inc. : 4

Federal Reserve, a 15% decline in housing prices results in a $3.2 trillion loss in value, a powerful negative to the wealth effect of rising asset values. Goldman Sachs projects a 25% drop in housing prices, erasing nearly $6 trillion in homeowner wealth.(6) This factor alone will likely result in a slow and protracted economic recovery. The Levy Economics Institute of Bard College suggests that, if housing prices continue to fall, total credit losses from the subprime mortgage crisis to borrowers, creditors, and banks could approach $900 billion - The International Monetary Fund projects $845 billion. By contrast, the Japanese economic crisis of the 1990s resulted in $750 billion in total losses. Not to be too depressing, but the Japanese economy faltered for 13 years before it began a tentative recovery...

In order to look forward and draw a few conclusions about the future, we have to look past the headlines, sift through a massive volume of available information, and try to develop our own actionable judgment. However, the volume of available information in the current era is amazing. As Barry Schwartz highlights in The Paradox of Choice, more information, and more investment options, do not always lead to better decision making - in fact, more information can lead to worse decisions, or the failure to make any decisions at all. I wonder whether even Alvin Tofler, who coined the term information overload in his 1970s book Future Shock, could have imagined the level of information overload experienced by investors today. How do we make sense of events and chart a future course? One way is to try to tease out the watershed events from the many cyclical sea changes, and keep a low risk profile with regard to recent trends whose sustainability is unsustainable.

RECOGNIZING A WATERSHED EVENT

A watershed event is an event marking a unique or important historical change of course or one on which important developments depend. A watershed, being a land ridge, may have steep slopes on either side or only slight changes in gradient from positive to negative. Accordingly, although you may be standing on a watershed, you may not even know it. One could imagine rain falling on that ridge beginning to move down one side of the ridge or the other; its movement is now fixed and irreversible, barring intervention by an outside agent. Hence, any given raindrop experiences a "watershed event." Two such watersheds are worth reviewing: the first is an inevitable long-term trend, and the

----------
6 "THE WORST IS OVER," Kiplinger's Personal Finance Magazine, June 2008.


                                    Madison Harbor Balanced Strategies, Inc. : 5
second is a reaction to recent credit excess.

Probably the most significant watershed event still in play is the evolution from an American dominated world to a more level global playing field, resulting from a number of factors including the introduction of China and India into the global labor, commerce and financial markets as well as U.S. policies that have likely accelerated the transition. The problem for the U.S., and possibly for the world, is that as a nation the U.S. will face new international opportunities hampered by massive fiscal imbalances.

The most recent watershed event happened that fateful weekend in March, when the Federal Reserve guaranteed $30 billion in securities held by Bear Stearns, effectively transferring the performance risk of Bear's portfolio to U.S. taxpayers. In America, we have experienced a number of legislative watershed events in real estate during our careers, including the tax acts enacted in 1981 and 1986, the FIRREA(7) Act in 1989 as well as the formation of the first UP-REIT in 1992. After each of those events, the real estate investing world had changed. As Nouriel Roubeni notes, recent Fed actions "imply that the lender of last resort support of the Fed has been now extended to systemically important non-bank institutions. This is the most radical change in monetary policy and in the role of the Fed since the great depression as the Fed is not supposed to lend to non-banks."(8) These two watershed events will significantly transform the playing field for investors in commercial real estate.

FACING THE DAWN OF THE POST-U.S. CENTURY - HAMPERED BY A MASSIVE FISCAL
IMBALANCE

Since the early 1990s, three prominent countries have re-emerged onto the world economic stage: China, India and Russia. Much has been written about the global market. But there likely remains a lack of understanding, and in some cases a lack of predictability, as to what this means for the average investor. At the very least, the relative position of the largest economies will be altered, perhaps forever. The chart below drives the message home: by 2050, China and India will represent two of the three largest world economies. The U.S. will only be second. As will become evidently

----------
7 The Financial Institutions Reform Recovery and Enforcement Act, which created the Resolution Trust Corporation in 1989, mandated the liquidation of assets (primarily real estate) held by savings and loan associations declared insolvent by the Office of Thrift Supervision.

8 Roubeni, Nouriel. Ten Fundamental Issues in Reforming Financial Regulation and Supervision in a World of Financial Innovation and Globalization. March 31, 2008 and 2007.


                                    Madison Harbor Balanced Strategies, Inc. : 6
clear, we are at the dawn of the post-U.S. century.

                          THE WORLD'S LARGEST ECONOMIES

                                     [FLAGS]

Source: A Maddison (Historic), Goldman Sachs (Projected)

1. Pam Woodall, Asian Economics Editor, The Economist

It's not that the U.S. has grown weaker; it's that others have grown stronger. The massive new supply of available labor (alone a major event) together with the massive transfer of wealth to oil producing countries has resulted in the declining relative influence of the U.S., presenting new risks to the real estate investor.

The results to-date of the global transformation are most evident in the current account balance. In our view, investors would be wise to understand this macro-economic issue as the unwinding of current imbalances is likely to be a primary theme throughout the coming decade.(9) The formula below, which breaks out the components of Gross Domestic Product, needs to be understood by investors, and hopefully our political leaders. Gross Domestic Product is the term used for our national output, and as David Moss points out in A CONCISE GUIDE TO MACRO ECONOMICS, large volumes of output are what make nations prosperous. Using the expenditure method of calculation we can come to understand that the national output (GDP) equals total expenditure on final goods and services, excluding imports.

----------
9 An excellent primer on macro economics can be found in A Concise Guide to Macro Economics by Harvard Business School professor David A. Moss. The current account (one of the two components of the balance of payments - the other being the capital account) is the sum of the balance of trade (exports minus imports of goods and services) net factor incomes (such as interest and dividends) and net transfers (payments such as foreign aid). Both government and private payments are included in the calculation.


                                    Madison Harbor Balanced Strategies, Inc. : 7

               COMPONENTS OF U.S. GDP - EXPENDITURE METHOD - 2007
--------------------------------------------------------------------------------
 GROSS                                      GOVERNMENT
DOMESTIC  =  CONSUMPTION  +  INVESTMENT  +              +  (EXPORTS - IMPORTS)
PRODUCT                                      SPENDING

$ 13.8t        $  9.7t        $   2.1t        $  2.6t       $  1.6t    $  2.3t

   100%          70.3%           15.4%          19.4%         17.4%      21.7%

                          ------------------------------------------------------
                                                             $ 708 BILLION(10)
                          NET IMPORTS (ROUGHLY EQUIVALENT
                          TO THE CURRENT ACCOUNT DEFICIT)
                                                                   -5.1%

--------------------------------------------------------------------------------

When a country exports more than it imports, it inevitably lends an equivalent amount of funds abroad, which allows foreigners to purchase its surplus production. Conversely, when a country imports more than it exports, it must borrow from foreigners to finance the difference. Over the past 10 years, U.S. imports have dwarfed exports. There are a few potential, interrelated causes that are worth noting, including:

      o The lower labor cost resulting from the massive supply of people (particularly Asians) entering the workforce.

      o American appetite for goods and services and a willingness to spend on current consumption.

      o Government spending in excess of tax receipts, resulting in a budget deficit.

      o Financial policies on the part of the Chinese to maintain a weak currency (as a way to stimulate their own economy and create jobs).

      o Foreign willingness to lend to the U.S., as the size of the U.S. military alone reinforces confidence that America will endure to honor its debts.

In many ways, this current account deficit is an indication that we are living beyond our means, increasing consumption unsustainably.(11) As the figures above demonstrate, in

----------
10 Includes Unilateral Current Transfers, net. Source: Bureau of Economic
Analysis

11 A current account deficit can also occur as a result of excess investment, which may result in improved output in the future. This does not appear to be the case with the US in recent past.


                                    Madison Harbor Balanced Strategies, Inc. : 8

2007, consumption investment and government spending equaled 105.1% of output, or GDP - with the excess financed by borrowing from abroad. The repeated annual deficits (which in this cycle began in 1992) have also resulted in a massive stockpiling of foreign reserves (in the form of U.S. Treasury securities) primarily by the Japanese and Chinese, and increasingly the oil-producing countries. In effect, these countries now possess claims on the future output of the United States.

                        THE U.S. CURRENT ACCOUNT DEFICIT

                                Percentage of GDP

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

----------------------------------------------------------------------------
  1990    1991   1992   1993    1994   1995    1996    1997   1998    1999
----------------------------------------------------------------------------
 -1.361  0.048  -0.79  -1.274  -1.72  -1.535  -1.596 -1.695  -2.459  -3.254
----------------------------------------------------------------------------


--------------------------------------------------------------------
  2000    2001    2002   2003    2004   2005    2006   2007   2008
--------------------------------------------------------------------
 -4.252  -3.798  -4.39  -4.763 -5.478  -6.071  -6.15  -5.336  -4.9
--------------------------------------------------------------------

                                   Source: CBO

So, is the increasingly level playing field a problem for U.S. or international investors? In our view, not in the long run. World economic integration will likely lead to a more interconnected and safer world, as constituencies have interrelated financial, political and security interests. However, in the medium term, the resultant financial imbalances have potentially dangerous repercussions. How we as investors, and as citizens, anticipate and react will have a profound effect on our investment performance as well as our overall financial wellbeing.

First, there has been, and for the foreseeable future there will continue to be, a massive wealth transfer from the West to China, Russia and the energy producing countries, as the world has been unable to reduce its dependence on carbon-based energy sources, particularly oil and natural gas, resulting in major increases in global energy prices.


                                    Madison Harbor Balanced Strategies, Inc. : 9

According to Richard Haas at the Council on Foreign Relations, since the 1970's oil shock, U.S. oil consumption has grown by some 20%, and, more importantly, U.S. imports of petroleum products have more than doubled in volume and nearly doubled as a percentage of consumption. Some of the excess capital being accumulated by energy consuming countries has found its way into so-called "Sovereign Wealth Funds," which have been set up by national governments as a way to seek higher returns for their foreign reserve holdings. Until recently, these pools, whose total value may equal as much as $3.5 trillion,(12) have been invested in low risk government assets; however, more recently, some have taken steps to acquire stakes in foreign companies as a way to earn higher yields. It is as yet unclear how the huge increase in the assets managed by these potentially non-economic agents will affect the efficiency of the global capital market and the allocation of risk and resources.

Second, and perhaps more dangerously, the fiscal imbalances present significant risk with regard to the U.S. dollar, future trade and the world economy. The current account deficit was financed with a massive financial account surplus, resulting in lower interest rates in the U.S. than would otherwise have been the case. As Peter Goodman points out(13), with debts spiraling higher, a trade deficit exceeding $700 billion a year, and its currency in a multi-year plunge, if the U.S. were any other country it would be forced to cut spending and jack-up interest rates in a frantic bid to attract investment. The U.S. faces new and mounting pressures on public finance, which it must confront from a position of fiscal weakness. Even now, the U.S. spends more per head on healthcare than Britain. But baby boomer retirement will severely strain finances without a major change. Does the U.S. have the will to make hard choices if the excess financial capital isn't available?

This has not yet been the case, as foreigners have steadfastly purchased U.S. Treasuries, either because they view the U.S. as a secure place to invest, or, as in the case of China, because they are trying to keep their currencies from appreciating. However, there are signs that Russia and the Middle Eastern countries have begun to diversify away from the U.S. dollar, as is evidenced by the decline of the dollar against the Euro. According to the International Monetary Fund, between 2001 and the end of 2007, the dollar's share of the world's total foreign exchange reserves shrank from about 73% to 64%, while the Euro expanded from about 18% to 25%. But much of this has

----------
12 Russia Wealth Fund Battles West" THE WALL STREET JOURNAL, May 7, 2008

13 Almighty - The Dollar: Shrinkable But (So Far) Unsinkable, Peter S. Goodman, THE NEW YORK TIMES, May 11, 2008


                                   Madison Harbor Balanced Strategies, Inc. : 10
resulted from an adjustment in currency values rather than active diversification. As of yet, the figures are not conclusive.

Going forward, in our view it is likely that the dollar decline will improve U.S. exports, but it will also result in diversification away from the dollar, particularly to the currencies of Asian and oil producing countries, as well as potentially higher interest rates. These factors have some predictability. However, a truly precarious situation will transpire if the unwinding of global imbalances happens chaotically rather than orderly. While, one can argue that global capital suppliers are incentivized to forestall a dollar freefall, one has to remember that this situation resembles a "multi-party game," in game theory parlance, where it is beneficial for one party to act before others do, if the move of the others is perceived as inevitable.

                      THE COMING REGULATORY TRANSFORMATION

This is the first time we're facing a financial crisis with a global financial market in place - exacerbated by the fact that the shadow financial system has been out of the Fed's control. As noted below, with the credit markets now globally interconnected, some financial institutions (notably Bear Stearns) are considered so pivotal and systemically important that public policy requires that they be supported through government intervention when negative events occur. While this consideration may be debated, in our view it is clear that significant changes to the U.S financial system's regulatory regime are imminent, and that despite Alan Greenspan's admonitions to the contrary financial self regulation, the fundamental balance mechanism for global finance, will be a casualty of this credit crisis, the most profound since 1907.

Two major events were precursors to the current financial crisis. First, the major reform of U.S. banking regulation in 1999 - the Gramm-Leach-Bliley (Financial Services Modernization) Act - allowed the creation of bank-holding companies to carry out virtually all types of financial activities. Second, the extensive application of the Basel minimum capital standards in 2004 encouraged banks to continue to increase their fee and commission incomes by moving lending to unrelated off-balance sheet affiliates. These events supported the "originate and distribute" financial system, which emerged from the 1980s real estate crisis, was facilitated by the modernization of financial services and has generated significant profits for the banks' underwriting departments and proprietary trading desks.


                                   Madison Harbor Balanced Strategies, Inc. : 11

Over the past years, credit rating agencies have replaced bank loan officers and credit committees in determining appropriate safety margins. Unfortunately, now those who bear the risk of receiving principal and interest payments are no longer evaluating the creditworthiness of borrowers. Because those that were assessing the creditworthiness were not those who would ultimately hold the credit, and profit was based on volume of production, the result was a severe overestimation of creditworthiness and mispricing of risk - having the net effect of making credit too cheap, leading to the assumption of excessive risk in order to provide higher returns. As markets continued to rise, cushions of safety, which might have provided protection for the inevitable decline, were too thin.

The increasingly decentralized system of financial product distribution also resulted in the creation of a capital market vastly larger than the Federal Reserve's sphere of influence. (See: Madison Harbor Capital, Our View 2/28/08) As Paul Volker, former Chairman of the Federal Reserve, has stated "We have moved from a commercial bank-centered highly regulated financial system, to an enormously more complicated and highly engineered system." As Roubeni notes, during the past years we have experienced a significant regulatory arbitrage, i.e., the transfer of a large fraction of financial intermediation to non-bank financial institutions such as broker dealers, hedge funds, money market funds, SIVs, conduits, etc. However, because these institutions are financed short-term and are subject to "runs on the bank," the Fed has recently taken the following unprecedented actions:

      o Allowing primary dealers to borrow at the discount rate in exchange for a "broad range" of investment-grade collateral;

      o Extending the maximum term of discount-window loans to 90 days from 30 days;

      o Swapping $200 billion in Treasuries with its 20 primary dealers for debt, including AAA mortgage-backed and asset-backed securities;

      o Increasing the amount auctioned to eligible depository institutions under its Term Auction Facility from $50 billion to $75 billion, increasing the amounts outstanding to $150 billion;


                                   Madison Harbor Balanced Strategies, Inc. : 12

      o Extending swap lines to the ECB and Swiss National Bank, allowing them to offer dollars to commercial banks in their jurisdiction; and, most notably

      o     Providing a $29 billion loan to support the sale of Bear Stearns.

POTENTIAL REGULATORY OPTIONS

The Fed, the SEC and Congress are reviewing causes and effects of the financial seizure, and soon the Draghi Commission, within the Financial Stability Forum, will report its conclusions and proposals for reform of the financial system to the G7 Finance Ministers.

Nouriel Roubeni has provided a thorough analysis of the issues faced in reforming financial regulation.(14) In addition to addressing compensation structures, which lead to mis-alignment of interests and other flaws of the originate and distribute financing model, Roubeni points out the problems of selective regulation, suggesting that regulation must be extended to the investment banks and off-balance sheet subsidiaries. We note that extending the Fed's purview as lender of last resort to the Investment Banks are particularly important because "the recent Bear Stearns episode as well as the run on and collapse of other members of the shadow financial system suggest bank-like runs on non-banks can occur and are likely to occur more often if such institutions do not properly manage their liquidity and credit risks." In Roubeni's view, and ours as well, the regulatory and supervisory framework should be similar for banks and non-bank financial institutions: regulatory capital, type of supervision, liquidity ratios, compliance and disclosure standards, etc. Otherwise, regulatory arbitrage will shift financial intermediation and risks to other more lightly regulated institutions.

Another potential action is the forced listing of derivative indices such as the CMBX, which trades in a dealer's market and whose volumes are therefore unknown. As Roubeni notes, "Instruments that are exchange traded through a clearing house would have much lower counter party risk, would be subject to appropriate margin requirements and would be appropriately marked to market on a daily basis." Requiring standardization of other exotic and complex securities may also be required as financial

----------
14 Ten Fundamental Issues in Reforming Financial Regulation and Supervision in a World of Financial Innovation and Globalization, Nouriel Roubeni, March 31, 2008.


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Our View (cont'd)

markets have become less transparent and more opaque in many different dimensions. In our view it is likely that this step will be required before the CMBS market returns to anything resembling its former size.

Lastly, but no less importantly, international coordination of financial policies, regulation and supervision would be beneficial over time, although, in the near term, such activity would likely take place only in the Eurozone.

While increased regulation is likely in the cards, the process may take time to implement, due to the many existing U.S. regulatory entities (e.g., the Fed, the SEC, the Comptroller of the Currency, the NASD, state regulatory agencies, etc.). While we may not move to a UK-style single-regulator model (the FSA), a streamlining and concentration of regulatory and supervisory activity would be beneficial.

A FEW LESSONS

Common sense is often the best - and least frequently used - tool. Hence, during the age of computational capability and sophisticated financial models, the opportunity to enter into derivative contracts, the dependence on statistical analysis can overpower experience and logic. As Alan Greenspan has noted, the essential problem is that both risk and econometric models - as complex as they have become - are still too simple to capture the full array of variables driving the global economy. Two personal examples come to mind.

First, eighteen months ago, a university professor of real estate and I had a discussion about housing prices, with him arguing that they were in line, as I argued that they were unsustainable. His repeated argument was that housing prices had never experienced a national decline in the U.S. Without then understanding that housing had in fact declined in the history of the US, just not since World War I, I asked myself a simple question to arrive at my own conclusion: could the majority of people in my neighborhood afford, given their current incomes, to purchase the home in which they currently live using a traditional mortgage? The answer is generally no. Something had to give.


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Our View (cont'd)

The second example took place just recently when some extremely smart investors outlined their projections for purchaser defaults on condominium deposits in South Florida. They projected 15%, which was about double the recent historical rate. This sounds aggressive, until your realize that the recent construction has been unprecendented -- except, of course, for the last time condo constructions was unprecedented, in 1976-1980. By looking back a few years to the last Brickel Avenue construction boom, one would have realized that a 15% default rate was not nearly aggressive enough. The recent experience: approximately a 50% default rate.

By-and-large, investors are not very good at predicting future events; they typically follow the herd. Blame it on human emotion (behavioral economics) or on pattern reading (fooled by randomness). In any event, those with vision are in and out long before the mass market catches on. A few other areas that are worth noting as you make investment decisions include alignment of interest, understanding the effects of financial leverage, asset/liability mismatching, liquidity, and the importance of a global view.

      ALIGNMENT OF INTEREST

      Business people will behave as they are financially incentivized. Alan Greenspan(15) correctly noted: "much of the dubious financial-market behavior that chronically emerges during the expansion phase is the result not of ignorance of badly under priced risk, but of the concern that unless firms participate in a current euphoria, they will irretrievably lose market share." An example is the commercial banks and securitization. The interest of the banks in these structures was not only the release of capital when the loans were removed from the banks' balance sheets, but also the various sizable fees that accrued to them from loan origination and underwriting, Special Purpose Entity management and loan servicing. So long as agents are compensated for loan production, rather than loan performance, problems are inevitable.

      HIGHER LEVELS OF FINANCIAL LEVERAGE INCREASE FINANCIAL RISK

      It would be wise for investors to review their introductory corporate finance textbooks to understand the primary attributes of risk and leverage: increased leverage may increase near-term cash flow, but it also increases financial risk. Specifically, review the Modigliani-Miller Theorem, also known as the capital structure irrelevance principle, which

----------
15 Alan Greenspan, FINANCIAL TIMES, March 18, 2008.


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Our View (cont'd)

      postulates that the value of a firm, or asset, is unaffected by how that asset is financed. In our view, it is a common mistake of real estate investors to justify paying higher prices for an asset when higher levels of (relatively low cost) debt financing are available. What is not often understood by purchasers is that higher leverage results in higher volatility (and importantly, higher risk) of the resultant cash flows to equity. Therefore, the value of the asset should be the same to a purchaser who purchases an asset utilizing all equity as to one utilizing a highly leveraged capital structure. Clearly, over the past five years, pricing has betrayed this principle. Those who misunderstood this basic principle will now understand its unforgiving consequences.

      ASSET / LIABILITY MISMATCHING

      As is often the case, bankruptcies often occur not because of insolvency but rather as a result of illiquidity and mismatched assets and liabilities. In order to sustain the increase in originations, banks created structured investment vehicles, or SIVs, to ease distribution: the SIVs acted as buyers of the senior securities of collateralized mortgage obligations. The SIV's financed themselves largely with commercial paper, which was backed by investment-grade senior securities of collateralized loan instruments and therefore also received investment-grade ratings. This commercial paper provided an attractive investment option for short-term money market mutual funds offered by most financial institutions. For these structured vehicles, income was determined by the difference between the short-term money market borrowing rate and the higher interest rates on the senior collateralized mortgage securities. However, this, in effect, represented borrowing short and lending long - a classic mistake. SIVs held not only credit risk but also liquidity and interest rate risk; in particular, as the Federal Reserve tightened, the spread narrowed and the sporadic inversion of the yield curve created the possibility of negative spreads.

      THE NEED FOR LIQUIDITY

      In a crisis, investment performance of heretofore disparate assets can go to a correlation of 1. While the models may claim that your investment


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Our View (cont'd)

      portfolio is perfectly diversified, in panic situations investors act indiscriminately and perhaps irrationally. Importantly, forecasters' concerns should not be whether human response is rational or irrational, only that it is observable and systematic. Accordingly, maintaining liquidity in an investment portfolio may reduce short term performance but has important long term value implications.

      THE IMPORTANCE OF A GLOBAL VIEW

      While local sharpshooters often win the day, in a steady investing environment, it is often those closest to the situations that fail to see the risk before their eyes. Two notable examples include (a) New York 1977
      - while local operators and developers felt the pain as New York real estate faltered, Olympia & York, a Canadian firm, seized the opportunity and bought eight midtown towers for $334 million, approximately $30 per square foot; and, (b) Japan in the 1980's - after the Japanese financial institutions saw their real estate valuations collapse by over 80%, numerous American real estate funds began investing in the late 1990s and seized the day. In both cases it took an outsider's view to realize markets were about to rebound sharply.

CHALLENGES AHEAD

Taking into account our premise of a more level global playing field, a fiscally weakening U.S., which has been the global growth engine for the past century, and the expectation of additional global financial regulation, what do we expect going forward and what actions should we take?

RE-EXAMINE

Certainly, now would be a good time to reexamine your own financial objectives and risk tolerance. You might be surprised that careful review may lead you to accept greater uncertainty in the interest of greater portfolio diversification and potentially higher returns. For example, by making an international allocation in your portfolio, diversification by currency and industry as well as political and geographic exposure is obtainable. Diversification remains an important risk mitigation technique that too many smart people fail to adhere to
- just ask a Bear Stearns employee who held too much Bear stock.


                                   Madison Harbor Balanced Strategies, Inc. : 17

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Our View (cont'd)

HAVE PATIENCE

As real estate investors focused on fundamentals, we breathe a collective sigh of relief that speculative excess is rapidly declining. Real estate opportunities will improve because values will likely fall, not only to more rational levels, but, in the short term, prices may fall farther than is justified by declines in property cash flow. Further, in the long run, development will slow as a result of lenders imposing more stringent underwriting standards. This will significantly improve the supply/demand equilibrium on the part of owners - down the line.

Over the next 18 months however, we expect that the U.S. will experience a long and protracted recovery from the confluence of negative events. In the near term, Fed and Congress anti-recession measures will facilitate demand. However, a weaker 2009 will likely result from government stimulus policies. The only good news on the local front is manufacturing demand, which is benefitting from a weak dollar. Unfortunately, manufacturing represents but a sliver of the larger U.S. economy, and positive activity in this sector is unlikely to fully counterbalance the negative wealth effects from housing price declines and financial market deleveraging.

Past this time period, one must accept that the past decade's financial engineering likely added significantly to GDP growth, and therefore job formation and real estate rental demand - but the wind for that sail is no longer blowing. Looking even farther forward, we must remain wary of potential global fiscal imbalances created over the past decade unwinding. As discussed above, China's maintenance of a creeping peg against the dollar will not last indefinitely. Of particular importance is recognition that the sale of Yuan to purchase Dollars is inherently inflationary in China, the effects of which are now only beginning to be appreciated.

HOUSING - The lost wealth effect from the housing decline, which, as noted above, will range in the multiple trillions, will be anti-stimulative. It's impossible to envision how the American consumer can maintain current levels of consumption in the face of this headwind, which has further to run. The level of home prices will probably stabilize as soon as the rate of inventory liquidation peaks, perhaps well before the ultimate elimination of excess inventory but still far in the future.

DELEVERAGING - The current global financial crisis has little to do with the mortgage market (or subprime mortgages per se), but rather with the basic structure of a financial system that distributes risk recklessly - by overestimating if not outrightly ignoring


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

Our View (cont'd)

creditworthiness. In our view, the system has been structured to make credit too inexpensive, leading to the assumption of excessive risk in order to provide higher returns. Now this system is undergoing deconstruction - job losses in New York, London and elsewhere will be significant and are but one component demonstrating financial institutions' reduced appetite for risk. For the commercial real estate industry, replacing securitization will be a long, arduous process, as no medium readily exists to replace the volume of securitized financing transacted annually over the past five years.

To add a little perspective, understand that the $230 billion of losses sustained by investment banks has been replaced with perhaps $180 billion of capital from Sovereign Wealth Funds and equity offerings, according to Lehman Brothers.(16) This leaves a shortfall of approximately $50 billion in reduced equity capital in the financial system, which implies as much as $1 trillion in reduced debt financing capacity based on banks' maintaining their capital adequacy ratios at last year's levels. And the problem is likely to get worse, at least for a short period of time, until home prices stabilize and with them the value of equity in homes supporting troubled mortgage securities held by financial institutions.

TAKE ADVANTAGE OF DISLOCATIONS

It may be difficult to discern through financial chaos but opportunities for the real estate investor are generally improving from a fundamental standpoint. Clearly, in the near term three factors will exert downward pressures on commercial property valuations worldwide: (1) forced selling of real estate assets by distressed owners, (2) elimination of irrational highly-leveraged investors - at least temporarily, and (3) an increasing appreciation of risk throughout the system. We must recall that in hindsight some of the best real estate purchases in history have been made just after substantial market corrections. We note that the credit problems, along with concern about the future construction activity dropped to its lowest level since the survey's inception in 1995. This is not the time to run away from real estate - it's a time to take a thoughtful approach toward real estate investment strategies that make sense, and are financed sensibly.

----------
16 "Capital Raising by Financial Institutions," REUTERS, April 17, 2008.


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Your Portfolio

As of March 31, 2008, 52% of the Fund's capital commitments have been drawn by Private Equity Real Estate Funds ("Underlying Funds") and that the balance has largely been invested with a goal of capital preservation and moderate income into U.S. Government Securities and short duration Mortgage Certificates. Accordingly, we will continue to invest into real estate investments through the cycle as fund managers continue to deploy capital. The following charts detail the diversification targets for the portfolio:

                         COMMITTED ASSET DIVERSIFICATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Retail                                                                     16.6%
Hotel                                                                       2.7%
Student Housing                                                             3.0%
Senior Housing                                                              3.9%
Medical Office Building                                                     3.0%
Self-Storage                                                                3.0%
Manufactured Housing                                                        1.0%
Data Center                                                                 1.6%
Private Residence Club                                                      1.0%
Land                                                                        0.7%
R & D                                                                       1.9%
Condo                                                                       0.8%
Office                                                                     31.0%
Multifamily                                                                16.0%
Industrial                                                                 14.0%

                      COMMITTED GEOGRAPHIC DIVERSIFICATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Canada                                                                      1.0%
Mexico                                                                      0.5%
East                                                                       47.5%
Midwest                                                                     8.8%
South                                                                      18.9%
West                                                                       23.4%

The investments in Underlying Funds contained in our financial statements represent as of March 31, 2008, our share of our 14 underlying funds interests in real estate, including equity interests in 310 properties, mezzanine loans secured by 111 properties, and five portfolio companies that directly own real estate.

                THE EFFECT OF THE CREDIT CRISIS ON YOUR PORTFOLIO

In evaluating your portfolio, we have considered how the existing investments have been affected by the credit crisis and whether the managers can invest the remaining capital according to their initial strategy. We believe that the portfolio, which is diversified within real estate as a whole, has thus far weathered the storm well. By design, we avoided investment in single family housing and land, and have virtually no exposure to these property types. We are monitoring a few concerns with current investments, the expected returns regarding the deployment of the remaining capital, and expected performance of the fund overall.


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Your Portfolio (cont'd)

CONCERNS

The concerns with the existing portfolio relate to refinancing risk as well as strategies which are highly dependent on end-user financing (such as condominiums or single family housing). The refinancing risk affects both mezzanine and equity investments.

Mezzanine funds typically invest in debt instruments that are subordinate to a property first mortgage but senior to equity (somewhat akin to a second mortgage) and typically rely on borrowings to achieve targeted returns. Often, these borrowings take the form of repurchase agreements ("repo") that typically have to be refinanced prior to the maturity of the corresponding collateral mezzanine position. This may result in significant refinancing risk as the repo matures before the maturity of the corresponding mezzanine loan and may be subject to a margin call if the lender believes that the value of the collateral has been reduced. In the event that a borrower could not refinance a repo facility, the borrower may be forced to sell assets at significant discounts to value in order to repay the loan.

At this point we do not believe that the Fund's mezzanine investments have any such refinancing risk. One of our mezzanine funds, representing nearly 4% of our total commitments, has secured financing for the bulk of its portfolio utilizing collateralized debt obligations (CDO) whose effective lives exceed the life of the loan assets. Accordingly, we believe there is no refinancing risk for these assets. As of March 31, 2008, our other mezzanine fund investment representing 3.6% of our total commitments had a $225 million facility of which $194.1 million (representing 37% of its total assets) was drawn and has a maturity date of August 4, 2008. The fund intends to pay down a portion of the facility with proceeds received from its borrowers; during 2008, the fund reduced the outstanding balance by $20.9 million and is in discussions with the lender to extend the facility. We will closely monitor the refinancing risk but do not see any significant risk at this point.

In reviewing the underlying funds that hold equity positions, we focus on refinancing risk


                                   Madison Harbor Balanced Strategies, Inc. : 21

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Your Portfolio (cont'd)

as well as the breadth of the manager's lending relationships in order to obtain debt financing on future acquisitions. Although we have no specific near term refinancing concerns with regard to the existing portfolio (largely because our managers were generally prudent with financing strategies), we would note that several of our equity funds have loans expiring over the next 18 months with rights of extension. Over the next quarter, we will be discussing this matter with our fund managers to understand whether any refinancing risk exists in obtaining such extensions.

While our exposure to for-sale housing is limited to less than 1% of the Fund's portfolio, we are seeing the impact of increased lending standards for end-users. Sales of units have slowed significantly and we expect some attrition on units that were under contract.

NEW INVESTMENT RETURNS

We view the advent of the "credit crisis" to be a double edge sword with regard to your fund's investment program. As noted above there are a few specific concerns with regard to the existing portfolio, and there are a few concerns regarding investing pace going forward. However, on balance the investment environment has improved for well capitalized investors, and - barring a major depression scenario - the investing environment for your fund has improved as a result of recent events.

The investment pace for one of our mezzanine funds may be slowed going forward as a result of financing availability. At March 31, 2008, that fund is 55% drawn. To date the fund utilized investor equity and Collateralized Debt Obligations (CDOs) to finance the investment program. Now, the CDO's are at nearly full capacity and the manager has been seeking leverage from the debt market, which has proven difficult to obtain in large amounts. Accordingly, the manager expects that the investing pace will slow and expects to ask the limited partners to extend the investment period by an additional 18 to 24 months.

Our equity investment strategies may experience improved possibilities as a result of reduced investor competition. Our managers typically utilize 65 - 75% debt financing in undertaking their strategies and in recent years have been priced-out of their markets due to investors who were willing to utilize 85% - 95% leverage. Since last August, highly leveraged purchasers have disappeared resulting in greater opportunities for our


                                   Madison Harbor Balanced Strategies, Inc. : 22

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Your Portfolio (cont'd)

fund managers.

OVERALL EXPECTED PERFORMANCE

We are in contact with each of the managers on these issues and are actively monitoring them. While we have the above-noted concerns in the portfolio, we believe that the strategies sought and the diversification obtained has created a portfolio that has performed well during one of the most difficult (if not the most difficult) economic downturn in our collective careers. There is the possibility that the economy could reach a point of depression or stagflation where all business plans will be challenged. While economists will debate the likelihood of a doomsday scenario all the way to a recovery, outside of a doomsday scenario we believe the existing portfolio will continue to perform well. With regard to the capital that has yet to be invested, we remain cautiously optimistic that the managers and strategies that we have selected will continue to focus on growing the net operating income produced by a property, resulting in the returns sought at the time of our initial commitment.

                                 ANNUAL MEETINGS

So far in 2008, eight of our funds have held their annual meetings. We have attended them all. Five additional meetings are planned for later in the year and one fund manager has indicated that it will not hold an annual meeting. We find the annual meetings to be a helpful forum whereby limited partners can collectively asks questions about the portfolio in order to better understand the strategy, inherent risks, current market issues, leverage, and plans for upcoming capital calls, asset sales and distributions to shareholders. Manager transparency is most evident during these meetings: many provide great insight into their decision making process and strategic planning, while a few are too preoccupied with the meeting schedule and are somewhat rushed. Nonetheless, we arrive at these annual meeting having reviewed the annual report and the property portfolio and are prepared with probative questions that seek to understand how the manager has adhered to its strategy and to determine whether the risk profile of the investment has unduly shifted.

                            MARKET AND PROPERTY TOURS

We have recently toured a number of properties held in the Fund's portfolio since the


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Your Portfolio (cont'd)

beginning of 2008. Our goal in market and property tours is to gain a greater understanding of the market in which the property is located, the strategy being pursued by a manager, the expectation for returns including any assumptions as compared to market comparables, as well as the quality of the manager's team and any operating partners.

                                     EXETER

With one of our industrial/logistics property partners, Exeter Industrial Value Fund, L.P., we have toured the Philadelphia, PA, Jacksonville, FL, and Louisville, KY, markets. In Jacksonville, FL, we saw the port facilities which will be tripled in size over the next few years. The impact on industrial/logistics space users is expected to be significant given the port's link to three interstates and three railroads. Due to the Panama Canal expansion project that is expected to be completed in 2015, significantly larger cargo ships will be able to pass through the canal. Cargo volume through the Canal is projected to double by 2025, which we believe will significantly benefit the east coast port cities -- particularly the Norfolk, Charleston, Savannah and Jacksonville ports due to their existing facilities, room for growth and proximity to the interstate highway system. As of December 31, 2007, Exeter had purchased one asset with 147,000 square feet in Jacksonville and continues to seek B-quality properties where our partner believes that demand will be strongest.

In Louisville, we toured the UPS Worldport air cargo hub, which is the third largest such facility in the world and incredibly impressive. The facility is currently the size of 80 football fields and capable of handling 84 packages a second. If a package is properly labeled, it can be offloaded from one plane and routed to its destination plane in 17 minutes with a human touching the package only twice (taking it off the plane and putting it on the plane)! Worldport is currently under an expansion program which will result in a total of over 3 million square feet of space slated to be open in 2010. Similar to the effect of the shipping port in Jacksonville, the effect of Worldport on the Louisville market and demand for industrial/logistical space is significant. Many companies locate their order fulfillment, service and parts operations in Louisville, some, such as Toshiba, outsourced their U.S. laptop computer service operations to UPS entirely. Exeter has been active in the Louisville market having acquired three properties with 982,550 square feet as of December 31, 2007 and subsequently acquiring an additional property with 100,000 square feet.


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Your Portfolio (cont'd)

                                 HARRISON STREET

With another partner, Harrison Street Real Estate Partners I, L.P., we have toured the Charlotte, NC, market. Harrison Street utilized regional operating partners to focus on niche property types that are generally fragmented and often too small for larger institutional investors, and targeted to be recession resistant property types. As of December 31, 2007, through our investment in Harrison Street, we own 69 properties in the senior housing, student housing, medical office building, self storage and marina sectors.

In Charlotte, we toured two student housing assets, three self storage assets and met with one of Harrison's operating partners for marina assets. Harrison Street has targeted student housing due to a growing student base (a combination of the echo-boom and the fact that 48% of students take over five years to graduate), the majority of students living off-campus (71%) and projections that off-campus housing will grow as on-campus space is aging and not keeping up with development of new space. The two student housing projects are located near the University of North Carolina - Charlotte campus, which has 21,519 student enrolled. Harrison and its operating partner, The Preiss Company, purchased the first asset out of foreclosure in 2006 and is in the process of implementing a capital expenditure program and is aggressively leasing the space. The second asset is adjacent to the first and is a "best-in-class" property that will operate at a higher price-point than the first property.

The quality of the second property rivals a high-end residential model home with washer-dryers in the unit and Wi-Fi connectivity throughout the property. We were surprised that the third most demanded amenity at the property -- behind security gates and Wi-Fi -- was a free tanning bed. The amenities certainly contrasted with our own college experiences! Both properties are in active lease-up over the summer in anticipation of the new school year. We were impressed with the active management on the property in providing secure location with high amenities and strong focus on leasing.

Harrison Street's Charlotte self storage assets are managed by Morningstar Mini-Storage, a regional institutional-quality asset manager. Harrison is attracted to self storage because it has historically had the lowest default rate of any real estate investment


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Your Portfolio (cont'd)

sector. The industry is very fragmented and risks over-supply; hence, partnering with a strong operating partner is crucial. While self-storage may not be glamorous, we were impressed with how the manager gets the basics right: a clean facility, secured entrance and exit, and maximization of rents.

Morningstar is also one of Harrison Street's operating partners for marinas/boat storage. The marina business is extremely fragmented. With about 14,500 marinas throughout the U.S., the largest owners have only 10 - 25 assets, less than 1% of the entire marina stock. The sector is dominated by "mom and pop" organizations and often lack any form of professional management. Marina investors benefit from the sector's high barriers to entry, including, local planning and zoning requirements as well as state licensure and permits from the U.S. Army Corps of Engineers or the National Park Services. Harrison Street has approached the marina business by focusing on boat storage, versus ancillary services such as food concession and boat maintenance. To the extent such ancillary services exist, Harrison Street and its operating partners lease such concessions to the operators. On our tour of an asset not owned by the Harrison Street fund, we were impressed with Morningstar's professional approach to managing its facilities as well as how boats were lifted by forklift operators and stacked four-high in protected storage sheds.

                                    KEYSTONE

We toured the Philadelphia market with another operating partner, Keystone Property Fund II, L.P. Keystone acquires tired and mismanaged office buildings that are located in strong office markets and conducts significant rehabilitation to the property combined with aggressive leasing. The manager is executing the strategy in its home market of Philadelphia as well as the suburban Chicago and South Florida markets. This strategy has produced consistently strong results for the manager. We continue to monitor their attempt to replicate the strategy outside of their home market. We toured the Valley Forge project, one of the portfolio's invested assets. At acquisition, the property was a tired building that had been painted an ugly brick red color. As we toured the property, construction was being completed but the building appears brand new and the projections are suggesting a strong success. We will be tracking the leasing status and reporting to you in upcoming reports. We also toured two properties in Bala Cynwyd, PA, a near-in suburb of Philadelphia that has significant tenant demand. Both properties are under significant renovation, with both exterior and interior work under


                                   Madison Harbor Balanced Strategies, Inc. : 26
process. We are tracking their success in renovating and leasing the properties. In each case, Keystone has consistently purchased assets with significant cosmetic blemishes that are located in terrific office centers, quickly performed its renovations, and released the space at significantly higher rents, resulting in a significant increase in the property's net operating income.

                                   CONCLUSION

As of the end of the first quarter of 2008, we believe your portfolio is well invested in real estate strategies that are timely and diversified across property types and geography, albeit with little exposure in for sale housing and underexposure to the Midwest. With half the fund's capital yet to be invested the opportunity to capture improved returns in a less competitive acquisition environment is attractive. We continue to anticipate successful investment performance overall.


                                   Madison Harbor Balanced Strategies, Inc. : 27

Manager Highlights

We have committed to invest in fourteen Underlying Funds with leading investment managers.

                                                                               TARGET        INVESTMENT TYPE
                                                                             FUND SIZE       ---------------
                                                                            ($ MILLIONS)     EQUITY     DEBT
                                                                            ------------     ------     ----
BARROW   STREET  REAL  ESTATE   INVESTMENT   FUND  III  --  Focuses  on     $        372       [X]       [ ]
middle-market   ($5  to  $25  million  of  equity  or  mezzanine  debt)
opportunities that typically are too small for larger opportunity funds and yet too big for local operators.  Barrow Street pursues  strategies
that   include:   unique   commercial   and   residential   development
opportunities;   redevelopment  and  distressed  investments;  cyclical
repositioning and leasing of existing commercial properties.

EXETER INDUSTRIAL VALUE FUND -- A value-add fund focusing on industrial     $        357       [X]       [ ]
and flex  properties  in the  Eastern  U.S.  The Fund will  implement a lease-up,  development or redevelopment strategy in alternative markets to overheated primary markets, such as the Northeast I-81 corridor over the congested I-95 corridor; affordable Southeast (Nashville,  Memphis,
Louisville,  Tampa and  Orlando)  market  over  Chicago,  Indianapolis,
Dallas,  Atlanta  or  Miami;  and  the  growing  eastern  port  markets
(Charleston,  Norfolk,  Jacksonville and Savannah)  benefiting from the overspill from the west coast ports.

FIVE ARROWS REALTY  SECURITIES IV -- Makes entity level  investments in     $        445       [X]       [X]
operating company  platforms that utilize value added  strategies.  The fund will provide real estate operating  companies with growth capital, financing  expertise  and hands-on  management  experience  in order to increase the value of the underlying company.

GUARDIAN  REALTY FUND II -- Acquires  Class B and B+ commercial  office     $        114       [X]       [ ]
buildings  within  the  Washington  D.C.  metropolitan  area.  The fund targets  assets  with  high  potential  for value  enhancement  through repositioning,  re-tenanting, refurbishing and intensive hands-on asset management.  Target  assets are in highly  desirable  locations  and at least 80% leased to high quality tenants with below market rents.

HARRISON  STREET REAL ESTATE PARTNERS I -- An  opportunistic  allocator     $        209       [X]       [ ]
fund  investing in student  housing,  senior  housing,  medical  office buildings,  self-storage  and parking.  The Fund will create  exclusive joint ventures with local operating  partners,  streamlining  deal flow and providing  flexible capital and capital market expertise.  Harrison
Street has a team with  experience  investing in these niche sectors as well  as the  ability  to  thoroughly  screen  best-in-class  partners, structure  exclusive  joint venture  partnerships  and provide  capital market expertise to the partners.

KEYSTONE  PROPERTY  FUND  II  --  Acquires  underperforming  Class  C/D     $        150       [X]       [ ]
properties at a significant market discount and transforms them through
extensive   redevelopment   into  Class  B+/A  office  buildings.   The
renovations  are  typically  done while  tenants  are still in place in order to maintain positive current cash flow.

LEGACY PARTNERS REALTY FUND I --invests in office properties in western     $        332       [X]       [ ]
markets,  primarily in Southern California, the San Francisco Bay Area,
Denver and Seattle  seeking to acquire  properties  which have suffered from lack of demand due to the  decline  in  technology  investment  or which are in need of substantial  renovation.  The  management  team at
Legacy is the former west coast unit of the Lincoln Property Company.


                                   Madison Harbor Balanced Strategies, Inc. : 28

                                                                               TARGET        INVESTMENT TYPE
                                                                             FUND SIZE       ---------------
                                                                            ($ MILLIONS)     EQUITY     DEBT
                                                                            ------------     ------     ----
LEGACY  PARTNERS  REALTY  FUND II --This  is the  second in a series of     $        457       [X]       [ ]
office property funds sponsored by Legacy.  The strategy for Fund II is equivalent to Fund I, as described above.

LEGG MASON  REAL  ESTATE  CAPITAL II -- Makes  short term loans to real     $        400       [ ]       [X]
estate   operators  that  seek   significant   improvements   to  their
properties'   performance   as  a  result  of   capital   improvements,
releasing,  improved management and re-positioning.  This is the fourth real estate debt fund managed by this team. This fund targets the West,
Southwest, Southeast and Mid-Atlantic markets.

PARMENTER  REALTY  FUND III -- A Miami  based  real  estate  investment     $        246       [X]       [ ]
company  with a history of  successful  value add  investing  in office buildings across the southeast and southwestern regions of the U.S. The
Manager will make research driven acquisitions in the office sector and selective acquisitions in the condo/multifamily sector.

RREEF  AMERICA  REIT  III  -- An  open-ended  fund  that  makes  equity     $      1,500       [X]       [ ]
investments in value added real estate ventures nationwide.  The Fund's activities include direct acquisitions,  physical improvements,  market re-positionings, active management and sales of well-located apartment, industrial, retail and office properties in major metropolitan markets.
The Fund also invests in new speculative development projects.

THOR URBAN PROPERTY FUND II - A value-added and opportunistic  operator     $        675       [X]       [ ]
fund focused on investing in retail and mixed-use assets in urban inner
city  markets   throughout   the  United  States   including   Chicago,
Philadelphia,   Baltimore,   Washington  D.C.,  Los  Angeles,  Houston,
Atlanta,  South  Florida and Puerto Rico,  with an emphasis in New York
City. Thor possesses a unique combination of significant  experience in urban  retail  markets  as  both an  investor  and  operator,  and as a retailer.  Thor's investment  strategy is built upon the combination of the inner  city  supply and demand  imbalance,  compelling  demographic growth trends, and Thor's knowledge of the intricacies the urban retail
environment.   Thor  will   acquire   existing   assets  to   implement
rehabilitation  and  repositioning  strategies,   and  development  and
redevelopment retail and mixed-use properties in urban locations.

TRANSWESTERN  MEZZANINE REALTY PARTNERS II -- Utilizes the vast network     $        300       [ ]       [X]
of Transwestern to source and analyze  subordinated  loans to borrowers who pursue  stabilized and value added  investments in real estate on a nationwide basis.

URBAN  AMERICAN  REAL  ESTATE  FUND II --  Urban  American  focuses  on     $        375       [X]       [ ]
workforce housing in urban neighborhoods  primarily across the New York
City  metropolitan  area.  Their  strategy  is built  upon  the  direct
relationship   between  capital  expenditures  and  permissible  rental
increases in rent regulated apartments, where increases in rents can be achieved  through  investment in unit and common area  upgrades.  Urban
American is able to identify single asset and portfolio  investments by understanding the required capital improvement and maintenance for each property and by leveraging its strong  reputation in local  communities for improving the quality of available housing.


                                   Madison Harbor Balanced Strategies, Inc. : 29

Primary Strategies Implemented with Properties Held as of May 2008

                          FIVE                                   LEGG                  TRANS-  URBAN                         THOR
                   BARROW ARROWS GUARDIAN KEYSTONE LEGACY LEGACY MASON PARMENTER      WESTERN AMERICAN   EXETER   HARRISON EQUITIES
                    III     II      II       II       I     II     II     III     RREEF II       II    INDUSTRIAL  STREET     II
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------------------------------------------
     CORE PLUS                      X
------------------------------------------------------------------------------------------------------------------------------------
     VALUE-ADD        X      X      X        X       X      X             X       X              X         X                  X
------------------------------------------------------------------------------------------------------------------------------------
   OPPORTUNISTIC      X                      X                                                                       X        X
------------------------------------------------------------------------------------------------------------------------------------
     MEZZANINE                                                    X                      X
------------------------------------------------------------------------------------------------------------------------------------
     FOOTPRINT
------------------------------------------------------------------------------------------------------------------------------------
     REGIONAL                       X        X       X      X             X                      X         X
------------------------------------------------------------------------------------------------------------------------------------
     NATIONAL         X      X                                    X               X      X                           X        X
------------------------------------------------------------------------------------------------------------------------------------
  PROPERTY TYPES
------------------------------------------------------------------------------------------------------------------------------------
      OFFICE          X      X      X        X       X      X     X       X       X      X
------------------------------------------------------------------------------------------------------------------------------------
      RETAIL                 X                                                    X      X                                    X
------------------------------------------------------------------------------------------------------------------------------------
   MULTI-FAMILY       X                                           X               X      X       X
------------------------------------------------------------------------------------------------------------------------------------
    INDUSTRIAL               X               X              X     X               X                        X
------------------------------------------------------------------------------------------------------------------------------------
   HOTEL/RESORT       X      X                                    X                      X
------------------------------------------------------------------------------------------------------------------------------------
    RESEARCH &
    DEVELOPMENT                                      X      X
------------------------------------------------------------------------------------------------------------------------------------
       LAND                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
     SPECIALTY               X                                    X               X                                  X
------------------------------------------------------------------------------------------------------------------------------------
  CONTRIBUTION TO
       VALUE
------------------------------------------------------------------------------------------------------------------------------------
 OPERATOR / ACTIVE
    MANAGEMENT                      X        X       X      X             X       X              X         X                  X
------------------------------------------------------------------------------------------------------------------------------------
   ALLOCATOR OF
      CAPITAL         X      X                                                    X                                  X
------------------------------------------------------------------------------------------------------------------------------------
      LENDER                                                      X                      X
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE LEASING                  X        X       X      X             X       X              X         X         X        X
------------------------------------------------------------------------------------------------------------------------------------
  MINOR COSMETIC
     UPGRADES                       X        X       X      X             X       X              X         X         X        X
------------------------------------------------------------------------------------------------------------------------------------
   REDEVELOPMENT      X                      X       X      X             X       X                        X         X        X
------------------------------------------------------------------------------------------------------------------------------------
    DEVELOPMENT       X                                     X                                              X         X        X
------------------------------------------------------------------------------------------------------------------------------------
 OPERATING COMPANY
     INVESTING               X
------------------------------------------------------------------------------------------------------------------------------------
FOR-SALE STRATEGIES   X                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
     EXTERNAL
OPPORTUNITY DRIVERS
------------------------------------------------------------------------------------------------------------------------------------
     INDUSTRY
   CONSOLIDATION                    X                X      X
------------------------------------------------------------------------------------------------------------------------------------
   MARKET TIMING                                     X      X             X                                X                  X
------------------------------------------------------------------------------------------------------------------------------------
 REPLACEMENT COSTS    X             X        X       X      X             X       X              X         X         X        X
------------------------------------------------------------------------------------------------------------------------------------
    INADEQUATE
  CAPITALIZATION      X      X                                    X                      X       X         X         X        X
------------------------------------------------------------------------------------------------------------------------------------
    ASSET LEVEL
     DISTRESS         X                      X       X      X             X       X              X                   X        X
------------------------------------------------------------------------------------------------------------------------------------
   MARKET LEVEL
     DISTRESS                                        X      X                     X
------------------------------------------------------------------------------------------------------------------------------------

                                   Madison Harbor Balanced Strategies, Inc. : 30

Consolidated Financial Statements

March 31, 2008

TABLE OF CONTENTS                                                           PAGE
Report of Independent Registered Public Accounting Firm                       31
Financial Statements:
   Consolidated Statement of Assets and Liabilities .....................     32
   Consolidated Schedule of Investments .................................     33
   Consolidated Statement of Operations .................................     34
   Consolidated Statement of Changes in Net Assets ......................     34
   Consolidated Statement of Cash Flows .................................     35
   Consolidated Financial Highlights ....................................     36
   Notes to Consolidated Financial Statements ...........................     37

Report of Independent Registered Public Accounting Firm

The Directors and Shareholders of Madison Harbor Balanced Strategies, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of Madison Harbor Balanced Strategies, Inc. and its subsidiary (the "Fund"), including the consolidated schedule of investments, as of March 31, 2008, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets for each of the years in the two-year period then ended and the consolidated financial highlights for each of the years in the three-year period then ended and for the period from January 28, 2005 (commencement of operations) to March 31, 2005. These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2008, by correspondence with the custodian and the underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison Harbor Balanced Strategies, Inc. and its subsidiary as of March 31, 2008, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from January 28, 2005 to March 31, 2005, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

New York, New York
June 16, 2008


                                   Madison Harbor Balanced Strategies, Inc. : 31

Consolidated Statement of Assets and Liabilities

March 31, 2008

ASSETS
Cash and cash equivalents (note 6) .............................   $    936,754
Investments at fair value (cost $40,253,151) (notes 4 and 6) ...     41,147,270
Accrued interest receivable ....................................         66,029
Due from Adviser (note 2) ......................................         68,500
Due from Underlying Funds ......................................         22,014
Prepaid expenses and other assets ..............................         14,381
                                                                   ------------

   Total Assets                                                      42,254,948
                                                                   ------------

LIABILITIES
Accrued expenses and other liabilities .........................   $    236,626
Management fees payable (note 5) ...............................        152,594
                                                                   ------------

   Total Liabilities ...........................................        389,220
                                                                   ------------

Net Assets .....................................................   $ 41,865,728
                                                                   ============
Components of net assets (note 3):
   Paid-in-capital .............................................   $ 41,094,421
   Distributions in excess of net investment income ............       (235,700)
   Accumulated net realized gain on investments ................        112,888
   Accumulated net unrealized appreciation on investments ......        894,119
                                                                   ------------

NET ASSETS .....................................................   $ 41,865,728
                                                                   ============

NET ASSET VALUE PER SHARE (41,085 shares outstanding) ..........   $   1,019.00
                                                                   ============

See accompanying notes to consolidated financial statements.


                                   Madison Harbor Balanced Strategies, Inc. : 32

Consolidated Schedule of Investments
March 31, 2008

                                                                       PRINCIPAL
                                                                        AMOUNT /       UNFUNDED                     % OF NET
DESCRIPTION                                                            COMMITMENT     COMMITMENT      FAIR VALUE     ASSETS
-----------------------------------------------------------------------------------------------------------------------------
PRIVATE EQUITY REAL ESTATE FUNDS ("UNDERLYING FUNDS"),
   (51.62%)(1)
    Harrison St. Real Estate Partners I, LP                           $  5,000,000   $    632,669   $   4,436,616     10.60%
    Legacy Partners Realty Fund I, LLC                                   2,000,000         66,096       2,628,733      6.28%
    Legacy Partners Realty Fund II, LLC                                  2,800,000        610,733       2,530,632      6.04%
    Keystone Property Fund II, LP                                        2,500,000        225,000       1,773,439      4.24%
    RREEF America REIT III, Inc.                                         1,500,000             --       1,630,281      3.89%
    Parmenter Realty Fund III, LP                                        2,500,000        954,677       1,423,621      3.40%
    Barrow Street Real Estate Investment Fund III, LP                    4,000,000      2,220,000       1,408,526      3.36%
    Five Arrows Realty Securities IV, LP                                 2,000,000        920,227       1,198,589      2.86%
    Guardian Realty Fund II, LLC                                         1,500,000        589,055       1,052,456      2.51%
    Transwestern Mezzanine Realty Partners II, LLC                       1,478,000        313,013       1,026,819      2.45%
    Legg Mason Real Estate Capital II, Inc.                              1,500,000        675,000         822,600      1.96%
    Exeter Industrial Value Fund, LP                                     5,000,000      4,000,000         786,092      1.88%
    Urban American Real Estate Fund II, LP                               5,000,000      4,266,863         678,871      1.62%
    Thor Urban Property Fund II, Inc.                                    5,000,000      5,000,000        (156,200)    -0.37%
                                                                      ------------   ------------   -------------   ---------
     Total Private Equity Real Estate Funds (cost $20,490,430)          41,778,000     20,473,333      21,241,075     50.72%
                                                                      ------------   ------------   -------------   ---------

FIXED INCOME SECURITIES, (48.38%)

   FHLB Discount Notes, Maturing 4/18/08 through 4/25/08              $  4,325,000             --   $   4,320,696     10.32%
   FHLB Note, Dated 02/20/08, 2.8%, Due 02/20/09                         1,500,000             --       1,502,340      3.59%
   FNMA Guaranteed REMIC Trust Pass Thru Certificates:
     Series 2003-21, Class XD, Dated 02/01/03, 5.5%, Due 04/25/28        2,881,814             --       2,897,204      6.92%
     Series 2002-83, Class LD, Dated 11/01/02, 5.5%, Due 12/25/27          889,541             --         892,601      2.13%
     Series 2003-17, Class QR, Dated 02/01/03, 4.5%, Due 11/25/25          381,842             --         382,258      0.91%
     Series 2005-67, Class AB, Dated 07/01/05, 4.5%, Due 07/25/22          320,180             --         320,699      0.77%
     Series 2002-70, Class VB, Dated 10/01/02, 5.5%, Due 02/25/28          299,700             --         300,033      0.72%
     Series 2005-25, Class WC, Dated 03/01/05, 5.0%, Due 08/25/19            7,963             --           7,947      0.02%
   FHLMC Guaranteed Multiclass Mortgage Participating Certificates:
     Series 3228, Class PA, Dated 10/01/06, 5.5%, Due 03/15/22           5,056,740             --       5,140,581     12.28%
     Series 2844, Class PQ, Dated 08/1/04, 5.0%, Due 05/15/23            2,282,234             --       2,301,587      5.50%
     Series 2755, Class LB, Dated 02/01/04, 4.0%, Due 09/15/23           1,086,621             --       1,088,044      2.60%
     Series 2497, Class QL, Dated 09/01/02, 5.0%, Due 01/15/16             455,040             --         457,138      1.09%
     Series 2958, Class NG, Dated 04/01/05, 5.0%, Due 01/15/22             267,278             --         268,310      0.64%
     Series 3044, Class MB, Dated 10/01/05, 5.5%, Due 07/15/18              18,576             --          18,553      0.04%
     Series 2911, Class QD, Dated 01/01/05, 5.0%, Due 09/15/18               8,214             --           8,204      0.02%
                                                                      ------------                  -------------     -------
   Total fixed income securities (cost $19,762,721)                     19,780,743                     19,906,195     47.55%
                                                                      ------------                  -------------     -------

TOTAL INVESTMENTS AT FAIR VALUE (COST $40,253,151)                                                  $  41,147,270     98.27%
                                                                                                    =============     =======

(1) Investment in Underlying Funds are Illiquid, exempt from registration under the Securities Act of 1933 and may only be sold accordingly.

See accompanying notes to consolidated financial statements.


                                   Madison Harbor Balanced Strategies, Inc. : 33

Consolidated Statement of Operations
For the year ended March 31, 2008

INVESTMENT INCOME
Interest .......................................................................   $    1,193,072
Underlying Funds ...............................................................          233,390
                                                                                   --------------
         Total investment income ...............................................        1,426,462
                                                                                   --------------

EXPENSES
Management fees (note 5) .......................................................          566,167
Professional fees ..............................................................          370,376
Administration fees (note 7) ...................................................          178,000
Board of Directors' fees .......................................................           46,328
Investment related expenses ....................................................           33,120
Printing expenses ..............................................................           47,814
Insurance expenses .............................................................           20,663
Other expenses .................................................................           54,639
                                                                                   --------------
         Total operating expenses before reimbursement from Adviser ............        1,317,107
Reimbursement from Adviser (note 2) ............................................         (232,500)
                                                                                   --------------
         Net operating expenses ................................................        1,084,607
                                                                                   --------------
NET INVESTMENT INCOME ..........................................................          341,855

Net realized gain on investments ...............................................          150,338
Net change in unrealized appreciation on investments ...........................          123,973
                                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $      616,166
                                                                                   ==============

Consolidated Statement of Changes in Net Assets
For the years ended March 31, 2008 and 2007

                                                                    YEAR ENDED       YEAR ENDED
                                                                  MARCH 31, 2008   MARCH 31, 2007
                                                                  --------------   ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:

   Net investment income ......................................   $      341,855   $      535,876
   Net realized gain/(loss) on investments ....................          150,338          (32,469)
   Net change in unrealized appreciation on investments .......          123,973        1,053,762
                                                                  --------------   --------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....          616,166        1,557,169
                                                                  --------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 3):

   Capital contributions ......................................               --       20,989,000
   Capital redemptions ........................................         (110,579)              --
   Distributions to shareholders from net investment income ...         (197,821)        (535,876)
   Return of capital distributions to shareholders ............         (152,422)        (281,499)
                                                                  --------------   --------------

   NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM
      CAPITAL SHARE TRANSACTIONS ..............................         (460,822)      20,171,625
                                                                  --------------   --------------
      NET INCREASE IN NET ASSETS ..............................          155,344       21,728,794

Net Assets, beginning of year .................................       41,710,384       19,981,590
                                                                  --------------   --------------
NET ASSETS, END OF YEAR .......................................   $   41,865,728   $   41,710,384
                                                                  ==============   ==============

See accompanying notes to consolidated financial statements.


                                   Madison Harbor Balanced Strategies, Inc. : 34

Consolidated Statement of Cash Flows
For the year ended March 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations ..............................   $    616,166
   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
     Net realized gain on investments ................................................       (150,338)
     Net change in unrealized appreciation on investments ............................       (123,973)
     Increase/decrease in operating assets and liabilities:
       Purchases of investments owned ................................................    (22,361,258)
       Proceeds from disposition of investments owned ................................     22,987,383
       Due from Adviser, net .........................................................        (62,739)
       Due from Underlying Funds .....................................................        (14,623)
       Accrued interest receivable ...................................................         33,202
       Prepaid expenses and other assets .............................................            380
       Accrued expenses and other liabilities ........................................        (65,248)
       Management fees payable .......................................................        152,594
                                                                                         ------------
       Net cash provided by operating activities .....................................      1,011,546
                                                                                         ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital redemptions ...............................................................       (110,579)
   Distributions to shareholders from net investment income ..........................       (197,821)
   Return of capital distributions to shareholders ...................................       (152,422)
                                                                                         ------------
       Net cash used in financing activities .........................................       (460,822)
                                                                                         ------------

   Net increase in cash and cash equivalents .........................................        550,724

CASH AND CASH EQUIVALENTS AT:
   Beginning of year .................................................................        386,030
                                                                                         ------------
   END OF YEAR .......................................................................   $    936,754
                                                                                         ============

See accompanying notes to consolidated financial statements.


                                   Madison Harbor Balanced Strategies, Inc. : 35

Consolidated Financial Highlights
For the years ended March 31, 2008, 2007 and 2006 and the period from January 28, 2005, (inception of operations) to March 31, 2005

                                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED     INCEPTION TO
                                                                   MARCH 31, 2008  MARCH 31, 2007  MARCH 31, 2006  MARCH 31, 2005
                                                                   --------------  --------------  --------------  --------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)(1):

   Net asset value, beginning of period .........................   $  1,012.27     $    988.40     $   1,003.05    $  1,000.00
                                                                    -----------     -----------     ------------    -----------
   Net investment income ........................................          8.31           17.34            13.40           3.05
   Net realized gain/(loss) on investments ......................          3.65           (1.05)           (0.33)            --
   Net change in unrealized appreciation/depreciation on
     investments ................................................          3.27           36.10           (14.17)            --
                                                                    -----------     -----------     ------------    -----------
     Total from operations ......................................         15.23           52.39            (1.10)          3.05
                                                                    -----------     -----------     ------------    -----------
   Distributions to shareholders from net investment income .....         (4.80)         (18.70)          (13.55)            --
   Return of capital distributions to shareholders ..............         (3.70)          (9.82)              --             --
                                                                    -----------     -----------     ------------    -----------
     Total distributions to shareholders ........................         (8.50)         (28.52)          (13.55)            --
                                                                    -----------     -----------     ------------    -----------
   Net asset value, end of period ...............................   $  1,019.00     $  1,012.27     $     988.40    $  1,003.05
                                                                    ===========     ===========     ============    ===========
Total return(2)..................................................          1.51%           5.36%           (0.11)%         0.31%
                                                                    ===========     ===========     ============    ===========
Net assets, end of period .......................................   $41,865,728     $41,710.384     $ 19,981,590    $10,201,057
                                                                    ===========     ===========     ============    ===========
   RATIOS TO AVERAGE NET ASSETS(3):
     Expenses, including expense reimbursement ..................          2.59%           2.46%            2.54%          0.17%
     Expenses, excluding expense reimbursement ..................          3.14%           2.88%            4.39%          1.23%
     Net investment income ......................................          0.82%           1.74%            1.35%          0.31%
     Portfolio turnover rate ....................................         53.83%          25.92%           27.59%          0.00%

----------
1 Per share calculations are based on average shares outstanding during the period.

2 Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total return for partial year not annualized. Past performance is not a guarantee of future results.

3 Ratios do not include expenses of Underlying Fund investments. Ratios for partial year are annualized.

See accompanying notes to consolidated financial statements.


                                   Madison Harbor Balanced Strategies, Inc. : 36

Notes to Consolidated Financial Statements
March 31, 2008

(1)   ORGANIZATION

Madison Harbor Balanced Strategies, Inc. (the "Fund "), is a Maryland corporation formed on December 16, 2003 under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005 and held its final closing on December 31, 2006 (the "Final Closing"). The Fund has elected to be treated as a real estate investment trust ( "REIT ") for federal income tax purposes. Pursuant to the Investment Advisory Agreement, Madison Harbor Capital Management, LLC, a Delaware limited liability company, serves as the adviser of the Fund (the "Adviser "). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the "Board ") has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the "Underlying Funds "). The Fund's investment period extends to one year from the Final Closing and the duration of the Fund is anticipated to be ten years from the Final Closing.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. ("MHBS-TRS"). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its fund. The Fund may employ one or more taxable REIT subsidiaries through which it may invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund's qualification under the REIT rules if such assets were held directly. As of March 31, 2008, the Fund's investment in Barrow Street Real Estate Investment Fund III and a portion of its investment in Harrison Street Real Estate Partners I, LP were made through MHBS-TRS.

--------------------------------------------------------------------------------
(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (A)   BASIS OF PRESENTATION

            The  accompanying   consolidated   financial  statements  have  been
            prepared in conformity with U.S. generally accepted accounting principles.

      (B)   USE OF ESTIMATES

            The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the reported amounts in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent, however, actual results could differ from these estimates.

      (C)   PRINCIPLES OF CONSOLIDATION

            The accompanying consolidated financial statements include the accounts of the Fund and its wholly owned subsidiary, MHBS-TRS. The Fund and MHBS-TRS engage in the same investment activities except for investments in certain Underlying Funds and other assets of MHBS-TRS, the ownership of which might adversely affect the Fund's qualification under the REIT rules if such assets were held directly by the Fund. MHBS-TRS is 100% owned and controlled by the Fund. The Fund believes that the relationship between itself and MHBS-TRS, as described above, is such that MHBS-TRS is providing services to the Fund and consolidation is therefore appropriate. All significant intercompany balances and transactions have been eliminated in consolidation.


                                   Madison Harbor Balanced Strategies, Inc. : 37

Notes to Consolidated Financial Statements
March 31, 2008

      (D)   VALUATION

            The Fund values assets for which market prices are readily available at quoted market prices. For all other securities and assets, including investments in Underlying Funds, fair value is determined in good faith by the Board based upon relevant available information including valuations provided by the boards or managers of the Underlying Funds and other reports or information deemed reliable by the Adviser regarding the Underlying Funds themselves or the markets in which they operate. The Fund's net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair values as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

      (E)   INCOME AND EXPENSE RECOGNITION

            Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

            The Fund shall be responsible for and shall pay all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser's management fee, fees paid to the Fund's administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors and officers insurance, travel expenses incurred on the Fund's behalf, and organizational and offering costs of the Fund.

            In the event that expenses of the Fund in any particular fiscal year of operations, excluding the Adviser's management fees, offering costs, taxes and extraordinary items, exceed 1.00% of the Fund's net asset value as determined at the end of the fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of the Fund's net asset value. The total expenses of the Fund, excluding management fees, offering costs, taxes and extraordinary items, for the year ended March 31, 2008 amounted to $750,940. The reimbursement due for the year ended March 31, 2008 amounted to $232,500. Of such amount, $68,500 is included in Due from Adviser in the accompanying consolidated statement of assets and liabilities, which was outstanding as of the date of this report.

      (F)   INCOME TAXES

            The  Fund has  elected  to be taxed  as a REIT  under  the  Internal
            Revenue Code of 1986, as amended (the "Code"), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and thereafter. It is management's intention to adhere to these requirements and maintain the Fund's REIT status.

            As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

            For the tax year ended December 31, 2007 MHBS-TRS incurred a net operating loss ("NOL") for federal income tax purposes of approximately $266,000 which is available for carry forward through 2027. The difference between the tax loss and the financial statement loss of MHBS-TRS of approximately $110,000 mainly relates to unrealized losses recognized for financial statement purposes. As of December 31, 2007, the cumulative net operating loss ("NOL") is approximately $492,000, of which $226,000 expires in 2026 and $266,000 in 2027.


                                   Madison Harbor Balanced Strategies, Inc. : 38

Notes to Consolidated Financial Statements
March 31, 2008

            For the tax years ended December 31, 2007 and 2006, MHBS-TRS has recorded a full valuation allowance against the deferred tax asset relating to the cumulative NOL to the extent that the cumulative NOL exceeds the unrealized gains on investments.

            In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES ("FIN No. 48"). FIN No. 48 prescribes guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions deemed to meet the "more likely than not" threshold would be recorded as a tax benefit or expense in the current year. There was no impact to the Fund of adopting FIN No. 48 as of September 28, 2007. Management has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

      (G)   DISTRIBUTIONS  TO SHAREHOLDERS

            Distributions to shareholders are recorded on the declaration date.

      (H)   CASH AND CASH EQUIVALENTS

            The  Company  considers  cash  in  banks,  obligations  of the  U.S.
            Government, commercial paper and deposits with financial institutions with maturities of three months or less and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.

      (I)   RECENT ACCOUNTING PRONOUNCEMENTS

            In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS No. 157"). SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the market in which the reporting entity transacts. SFAS No. 157 applies whenever the other standards require assets or liabilities to be measured at fair value and does not expand the use of fair value in any new circumstances. SFAS No. 157 establishes a hierarchy that prioritizes the information used in developing fair value estimates. The hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to fair value based on unobservable data, such as the reporting entity's own valuation inputs and assumptions. SFAS No. 157 requires fair value measurements to be disclosed by the level within the fair value hierarchy. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Adviser is currently evaluating the impact that SFAS No. 157 may have on future financial statements of the Fund.

--------------------------------------------------------------------------------
(3)   CAPITAL SHARE TRANSACTIONS

As of March 31, 2008, 300,000 shares of $0.0001 par value common stock were authorized.

                                  YEAR ENDED             YEAR ENDED
                                MARCH 31, 2008         MARCH 31, 2007
                             --------------------   --------------------
                             SHARES      AMOUNT     SHARES      AMOUNT
                             ------   -----------   ------   -----------

   Shares sold ...........       --            --   20,989   $20,989,000
   Shares redeemed. ......      120   ($  110,579)      --            --

Shares of the Fund's common stock have been sold at a price of $1,000 per share. The Fund's shares are not traded on any securities


                                   Madison Harbor Balanced Strategies, Inc. : 39

Notes to Consolidated Financial Statements
March 31, 2008

exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund had its final closing on December 31, 2006. The Fund may, from time to time after the one-year anniversary of the Fund's final closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to then net asset value, and will at no time exceed more than 5% of the Fund's outstanding shares. On November 2, 2007, the Fund commenced a tender offer for up to 2,060 of its issued and outstanding shares of common stock at a price at $921.49 per share. During the year ended March 31, 2008, pursuant to the tender offer, the Fund redeemed 120 shares for $110,579.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund's shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually.

As of March 31, 2008, affiliates of the Adviser owned approximately .1% of the shares of the Fund.

--------------------------------------------------------------------------------
(4) INVESTMENTS

As of March 31, 2008, the Fund had committed an aggregate of $41,778,000 to 14 Underlying Funds. Redemptions are not permitted and liquidity is available only to the extent of distributable, realized events. As of March 31, 2008, the unfunded commitment to Underlying Funds amounted to approximately $20,473,000.

Cost of purchases and distributions received from Underlying Funds, for the year ended March 31, 2008, amounted to $12,010,088 and $892,743, respectively.
Distributions received included recallable return of capital amounting to $361,269 and a non-recallable return of capital amounting to $531,474. The cost of purchases and the proceeds from sales and repayments of fixed-income securities amounted to $10,351,170 and $22,094,640, respectively, for the year ended March 31, 2008. At March 31, 2008, the cost of the investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At March 31, 2008, net unrealized appreciation on investments in Underlying Funds and fixed-income securities amounted to $750,645 and $143,474, respectively.

--------------------------------------------------------------------------------
(5) INVESTMENT ADVISORY FEES

Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive, on a quarterly basis, in advance, an annualized management fee at a rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the "Managed Account").

The Adviser served as the Fund's investment adviser pursuant to the Investment Advisory Agreement dated October 1, 2004 (the "Prior Advisory Agreement"). On August 15, 2007, Richard W. Maine resigned or withdrew, as applicable, from all of his positions under or relating to the Adviser and the Fund, which effectuated the termination of the Prior Advisory Agreement by its assignment, as mandated by the terms of that Agreement and Section 15(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 17, 2007, the Fund's Board approved an interim investment advisory agreement (the "Interim Advisory Agreement") between the Adviser and the Fund under the same terms and conditions as the Prior Advisory Agreement. In accordance with Rule 15a-4 under the 1940 Act, the Interim Advisory Agreement provided for its automatic termination after 150 days if the shareholders of the Fund failed to approve a new investment advisory agreement.

On October 29, 2007, the Fund's Board approved a new advisory agreement (the "Proposed Advisory Agreement"), under which the Adviser would serve pursuant to the same terms and conditions as in the Prior (and Interim) Advisory Agreement. However, the Proposed Advisory Agreement was not approved by the shareholders of the Fund within 150 days of the effective date of the Interim Advisory Agreement, and that agreement therefore expired on January 14, 2008. Upon the expiration of the Interim Advisory Agreement, the Adviser continued to serve as the Fund's adviser without receiving any compensation.

Thus, for the year ended March 31, 2008, the Adviser earned a management fee of $439,005, as compensation for services provided pursuant to the Prior Advisory Agreement and Interim Advisory Agreement, through January 14, 2008. From January 14, 2008 through


                                   Madison Harbor Balanced Strategies, Inc. : 40

Notes to Consolidated Financial Statements
March 31, 2008

March 31, 2008, the Advisor has not received any compensation for its services. However, in the future, and subject to approval by more than 50 percent of the outstanding shares of the Fund, the Fund expects to pay the Adviser for services provided during the period in which no written contracts were in place for such services. For the period January 15, 2008 to March 31, 2008, the amount of the management fee expense is $127,162, which is included in Management Fee Payable in the accompanying consolidated statement of assets and liabilities.

--------------------------------------------------------------------------------
(6) ENGAGEMENT OF SUB-ADVISER

The Adviser engaged a sub-adviser, Conning Asset Management Company (the "Sub-Adviser"), to manage the assets of the Fund that have not yet been invested in Underlying Funds. As described above in note (5), on August 15, 2007, the Prior Advisory Agreement terminated as a result of its assignment. In accordance with the terms of the sub-advisory agreement by and between the Adviser and the Sub-Adviser (the "Prior Sub-Advisory Agreement"), the assignment of the Prior Advisory Agreement resulted in the termination of the Prior Sub-Advisory Agreement. The Fund's Board approved an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") on August 17, 2007, pursuant to the same terms and conditions as the Prior Sub-Advisory Agreement.

On October 29, 2007, the Fund's Board approved a new sub-advisory agreement (the "Proposed Sub-Advisory Agreement"), under which the Sub-Adviser would serve pursuant to the same terms and conditions as in the Prior (and Interim) Sub-Advisory Agreement. However, the Proposed Sub-Advisory Agreement was not approved by the shareholders of the Fund within the required 150 days of the effective date of the Interim Sub-Advisory Agreement. Upon the expiration of the Interim Sub-Advisory Agreement, the Sub-Adviser continued to serve without receiving any compensation. Pursuant to the terms of the Prior and Interim Sub-Advisory Agreements, the Adviser will compensate the Sub-Adviser directly for its services and will not be entitled to reimbursement from the Fund. However, it is anticipated that, in the event that the Fund, subject to the approval of a majority of the shareholders of the Fund, determines to compensate the Adviser for that period during which no written contracts were in place, the Adviser will subsequently compensate the Sub-Adviser in an equitable manner.

As of March 31, 2008, the value of assets managed by the Sub-Adviser amounted to $20,712,857, excluding accrued interest. Of such amounts, $ 806,662 is included in cash and cash equivalents and $19,906,195 is included in investments at fair value in the accompanying consolidated statement of assets and liabilities.

--------------------------------------------------------------------------------
(7) ADMINISTRATION AGREEMENT

SEI Investments Global Funds Services (the "Administrator ") provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the year ended March 31, 2008, the Fund incurred Administration fees amounting to $178,000.


                                   Madison Harbor Balanced Strategies, Inc. : 41

Notes to Consolidated Financial Statements
March 31, 2008

--------------------------------------------------------------------------------
(8) DISTRIBUTIONS TO SHAREHOLDERS

The following distributions were declared by the Fund during the years ended March 31, 2008 and 2007:

 DECLARATION DATE                         PAY DATE   RATE PER SHARE     TOTAL
--------------------------------------------------------------------------------

April 30, 2007                  May 18, 2007             $  5.00      $ 206,025

September 27, 2007              September 28, 2007          3.50        144,218
                                                         -------      ---------

   TOTAL 2008                                            $  8.50      $ 350,243
                                                         =======      =========

July 28, 2006                   August 30, 2006             6.28        153,770

August 28, 2006                 September 30, 2006          1.72         43,811

September 29, 2006              October 30, 2006           10.04        263,654

October 30, 2006                November 29, 2006           0.99         27,259

November 29, 2006               December 21, 2006           1.58         49,440

December 26, 2006               December 27, 2006           7.91        279,441
                                                         -------      ---------

   TOTAL 2007                                            $ 28.52      $ 817,375
                                                         =======      =========

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles ("GAAP"). The primary reasons for differences between the Fund's tax-basis versus GAAP-basis net investment income for the Fund's tax year ended December 31, 2007 were: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; and (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes. These differences are temporary in nature.

Distributions paid to shareholders during the Fund's fiscal year ended March 31, 2008 were classified as ordinary income for federal income tax reporting purposes.

As of March 31, 2008 and 2007, the tax-basis components of distributable earnings were as follows:

                                                        2008         2007
                                                    -----------   ---------
   Accumulated net investment income                $        --   $      --
   Accumulated long term capital gain                   112,888     (37,450)
   Accumulated net unrealized appreciation              894,119     770,146
                                                    -----------   ---------
      TOTAL                                         $ 1,007,007   $ 732,696
                                                    ===========   =========


                                 Madison Harbor Balanced Strategies, Inc.  :  42

Notes to Consolidated Financial Statements
March 31, 2008

--------------------------------------------------------------------------------
(9) Subsequent Events

On May 6, 2008, the Fund made a distribution of $82,170, or $2.00 per share, to shareholders of record as of April 30, 2008.

Subsequent to March 31, 2008, the following capital calls were paid by the Fund to the Underlying Funds:

                UNDERLYING FUND                        AMOUNT         DATE

Five Arrows Realty Securities IV, L.P.               $  51,826   April 2, 2008

Barrow Street Real Estate Investment Fund III        $ 650,000   April 4, 2008

Parmenter Realty Fund III, LP                        $   7,663   April 17, 2008

Exeter Industrial Value Fund L.P                     $ 500,000   May 19, 2008

Legacy Partners Realty Fund II                       $ 183,871   June 3, 2008

The Adviser's investment professionals are currently in the process of joining Aviva Capital Management, Inc. ("Aviva") and integrating its operations with the management team of Morley Fund Management, Aviva's fund management subsidiary. Aviva acquired the assets of Madison Harbor Capital, LLC on April 9, 2008. On April 28, 2008, the Fund's Board approved a new advisory agreement between the Fund and Aviva on the same terms and conditions as the prior Advisory agreements subject to shareholder approval.


                                   Madison Harbor Balanced Strategies, Inc. : 43

Private Equity Funds and the J-Curve

The private equity Underlying Funds in which we invest will likely experience operating losses in the early years of their operations--as they call capital from investors and begin to build their respective portfolios. Therefore, until they fully execute their strategies, it may take several years for the
Underlying Funds to appreciate (or depreciate) in value. As such, our proportionate allocated share of these operating losses will likely result in a decline in the recorded values of our Underlying Fund investments in the early years of the Fund's life. This phenomenon, known as the "J-Curve ", is typical of private equity investing.

In making our investments in Underlying Funds, we have made the judgment that, as the Underlying Funds fulfill their investment programs, gains will be realized in the later years of their operations that will more than offset the earlier operating losses, thus resulting in long-term positive annualized total returns. However, there can be no assurance that such judgments will prove correct and, more generally, there can be no assurance regarding the future performance of any investment in an Underlying Fund.

In the hypothetical illustration below, please observe that the return for a typical Underlying Fund, and by extension the effect on our Fund, is negative in the early years but projected to "turn the corner " and reach positive levels in later years. It is important to note that investing in private equity is a long term pursuit. Again, although future performance is never guaranteed, we strongly believe that investors with patience will ultimately be rewarded.

--------------------------------------------------------------------------------
                  J-Curve Phenomenon--Hypothetical Illustration

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              [GRAPHIC OMITTED]


                                   Madison Harbor Balanced Strategies, Inc. : 44

Investment Advisory Services

THE INVESTMENT ADVISORY AGREEMENT

Madison Harbor Capital Management, LLC (the "Investment Adviser") served as Madison Harbor Balanced Strategies, Inc.'s (the "Fund") investment adviser pursuant to an Investment Advisory Agreement dated October 1, 2004 (the "Prior Advisory Agreement"), pursuant to which the Investment Adviser managed the investment of the Fund's assets and provided such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as was necessary for its operation.

On August 15, 2007, Richard W. Maine resigned or withdrew, as applicable, from all of his positions under or relating to the Investment Adviser and the Fund, including his positions of Chairman of the Board of Directors (the "Board"), Investment Committee Chairman and Portfolio Manager of the Fund, and as a member and officer of the Investment Adviser. Subsequently, Edward M. Casal, the Fund's President, Chief Executive Officer, and Chief Investment Officer, assumed the positions of Investment Committee Chairman and Portfolio Manager of the Fund and was also appointed Chairman of the Board.

In light of Mr. Maine's resignation and withdrawal from the Fund and the Investment Adviser, a change of control of the Investment Adviser may be deemed to have occurred that would have caused a technical assignment of the Prior Advisory Agreement, and thus terminated the Prior Advisory Agreement in accordance with its terms as required by Section 15 of the 1940 Act. Neither the Investment Adviser nor any controlling person of the Investment Adviser received, directly or indirectly, money or other benefit in connection with the assignment within the meaning of the rules under the 1940 Act. Accordingly, the Board, including a majority of the directors who are not "interested persons" of the Fund, as defined under the 1940 Act (the "Disinterested Directors"), approved by unanimous resolution on August 17, 2007 an interim investment advisory agreement (the "Interim Advisory Agreement") between the Investment Adviser and the Fund that contained the same terms and conditions as the Prior Advisory Agreement. In accordance with Rule 15a-4 of the 1940 Act, under the terms of the Interim Advisory Agreement, if the shareholders of the Fund failed to approve a new investment advisory agreement within 150 days after the effective date of the Interim Advisory Agreement, then the Interim Advisory Agreement would terminate in accordance with its terms and the Board would have to consider alternate arrangements in respect of the management of the Fund's assets.

At a special meeting of the Board held on October 29, 2007, the Board considered and approved a proposed investment advisory agreement by and between the Fund and the Investment Adviser, subject to approval by the shareholders. Under the proposed investment advisory agreement the Investment Adviser would continue to serve as the Fund's adviser on the same terms and conditions as set forth in the Prior and Interim Advisory Agreements. The proposed investment advisory agreement was not put forward for approval by the Fund within 150 days of the effective date of the Interim Advisory Agreement, and the Interim Advisory Agreement therefore expired on January 14, 2008, consistent with the requirements of Rule 15a-4. Upon the expiration of the Interim Advisory Agreement, the Investment Adviser continued to serve as the Fund's adviser without receiving compensation.

Currently the Investment Adviser's investment professionals are in the process of joining Aviva Capital Management, Inc. ("Aviva") and integrating their operations with the management team of Morley Fund Management, Aviva's fund management subsidiary. Aviva acquired the assets of Madison Harbor Capital, LLC on April 9, 2008. On April 28, 2008, at an in-person meeting of the Board, the Board, including a majority of the Disinterested Directors, approved a new investment advisory agreement by and between the Fund and Aviva (the "New Advisory Agreement") that contained the same terms and conditions as the Prior and Interim Advisory Agreements, subject to shareholder approval.

The Prior, Interim and New Advisory Agreements provide that the Investment Adviser shall, subject to the supervision of the Board, identify, monitor and dispose of the Fund's investments and provide management and administrative services as it may reasonably request.

The Investment Adviser historically has been, and if the New Advisory Agreement is approved, Aviva will be, responsible for the Fund's day-to-day activities, including, for example:

      o     Identification of investment opportunities ("Underlying Funds");

      o     Underlying Fund evaluation, selection and due diligence;

      o     Investment  monitoring,  asset management and portfolio  management;
            and

      o     Fund administration.


                                   Madison Harbor Balanced Strategies, Inc. : 45

CONSIDERATION OF THE NEW ADVISORY AGREEMENT

In accordance with the requirements of the 1940 Act, the Board, including a majority of the Disinterested Directors, approved the Interim Advisory Agreement on August 17, 2007. In approving the Interim Advisory Agreement, the Board considered that the terms and conditions of the Interim Advisory Agreement were the same in all material respects, including as to compensation, as the terms and conditions of the Prior Advisory Agreement. In light of the temporary nature of the Interim Advisory Agreement and consistency of terms with the Prior Advisory Agreement, the Board did not specifically consider certain factors that it would normally take into account in approving an investment advisory agreement, such as the profitability of the Investment Adviser, the investment performance of the Fund and certain comparative data with respect to advisory fees and fund expenses. At a meeting of the Board on October 29, 2007, the Board considered the aforementioned factors and approved the proposed investment advisory agreement by and between the Fund and the Investment Adviser, subject to approval by the shareholders.

On April 28, 2008, at an in-person meeting of the Board, the Board, including a majority of the Disinterested Directors, approved the New Advisory Agreement. In connection with considering the New Advisory Agreement, the Board reviewed materials furnished by Aviva, including information regarding Aviva, its affiliates and its personnel, operations and financial condition. The Board also discussed with representatives of Aviva the Fund's prospective operations and the Aviva's ability to provide advisory and other services to the Fund. The Board likewise considered, among other things, the following material factors during their review of the New Advisory Agreement:

      o the nature, quality and extent of the advisory and other services provided to the Fund by Aviva;

      o     the investment performance of the Fund and Aviva;

      o comparative data with respect to advisory fees or similar expenses paid by other funds with similar investment objectives;

      o the Fund's projected operating expenses and expense ratio compared to funds with similar investment objectives;

      o any existing and potential sources of indirect income to Aviva and its affiliates from their relationships with the Fund and the profitability of those relationships;

      o     information   about  the  services   performed   and  the  personnel
            performing such services under the New Advisory Agreement;

      o the organizational capability and financial condition of Aviva and its affiliates;

      o Aviva's practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers' provision of brokerage and research services to Aviva; and

      o     possible alternative fees structures or bases for determining fees.

In connection with the Board's consideration of the approval of the New Advisory Agreement, the Disinterested Directors considered the capability of Aviva and its experience managing other similar products and concluded that the Aviva had the experience and personnel sufficient to manage the Fund. They considered the comparative fees and expenses and concluded that the fees to be charged by the Aviva were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Board, including a majority of the Disinterested Directors, concluded that approval of the New Advisory Agreement was in the best interests of the Fund's shareholders. Based upon the wide variety of information considered by the Board in evaluating the New Advisory Agreement, and the complexity of the New Advisory Agreement itself, the Board did not find it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weight to the factors they considered. In addition, different members of the Board may have given different weight to different factors. However, in general the Board noted the particular expertise of the personnel of Aviva in the real estate sector, and the appropriateness of Aviva's fee structure.


                                   Madison Harbor Balanced Strategies, Inc. : 46

INVESTMENT ADVISOR'S COMPENSATION AND PROFITABILITY

Pursuant to the Investment Advisory Agreement, the Fund pays the Investment Adviser, on a quarterly basis, in advance, a management fee at an annual rate equal to the sum of (i) 1.0% of the net asset value ("NAV") of the proceeds of offerings not yet invested in Underlying Funds (the "Managed Account"), and (ii) 2.0% of the NAV of funds invested in Underlying Funds. For purposes of determining the Investment Adviser's fee, the NAV of each of the Managed Account and amounts invested in Underlying Funds is the value of total assets of each, minus a pro rata portion of the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Fund's shares. The Management Fee is earned at the beginning of each quarter and payable once the Fund's NAV calculation is finalized for the most recently closed quarter, in accordance with the procedures set forth in the Fund's Private Placement Memorandum. The Investment Adviser reduced its management fee during the period from inception to December 31, 2005 to 0.15% of the net asset value of the Fund. In addition, the Investment Adviser reduced its management fee during the period from January 1, 2006 through December 31, 2006 to 0.15% of the net asset value of the Managed Account and 2.0% of the net asset value of funds deployed to Underlying Funds. The Adviser's standard management fee, as described above, was in effect beginning on January 1, 2007.

--------------------------------------------------------------------------------
EXPENSES, PERFORMANCE AND ECONOMIES OF SCALE

Under the Investment Advisory Agreement, the Fund is obligated to bear all costs and expenses directly allocable and identifiable to it or its business or investments, including, but not limited to: fees and expenses of the Board; fees of the Investment Adviser; fees and expenses of registering the Fund and its securities under any applicable federal and state securities laws; interest; taxes; fees and expenses of its legal counsel and independent accountants; fees and expenses of its Administrator, transfer agent and custodian; expenses of printing and mailing share certificates (if any); reports to shareholders; notices to shareholders; proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of transactions; expenses in connection with the acquisition and disposition of portfolio investments or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments; expenses of membership in investment company and other trade associations; expenses of fidelity bonding and other insurance premiums; expenses of shareholders' meetings; fees payable to the National Association of Securities Dealers, Inc. (the "NASD"), if any, in connection with this offering; indemnification costs and expenses; fees and expenses of legal counsel, if any, to the members of the Board who are not interested persons of the Fund (within the meaning of the Investment Company Act of 1940); and its other business and operating expenses. In the event that the expenses of the Fund in any particular year of operations, excluding the Investment Adviser's management fees, offering costs, taxes and other extraordinary or non-recurring items, exceed 1.00% of the Fund's net asset value as of the end of such year, the Investment Adviser will reimburse the Fund for any such expenses.

The Investment Advisory Agreement provides for indemnification by the Fund of the Investment Adviser, its affiliates and their officers, directors, employees, members and agents from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of, or under, the Fund's Investment Advisory Agreement. Indemnification is only available to the extent the loss, claim, damage, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties under the Fund's Investment Advisory Agreement, or the reckless disregard of their obligations and duties under the Fund's Investment Advisory Agreement.

--------------------------------------------------------------------------------
THE INVESTMENT SUB-ADVISORY AGREEMENT

The Investment Adviser has engaged Conning Asset Management Company ("Conning") as the Investment Sub-Adviser (the "Investment Sub-Adviser") to manage the assets of the Managed Account pursuant to an investment sub-advisory agreement by and between the Investment Adviser and Conning, dated January 14, 2005 (the "Prior Sub-Advisory Agreement").

As described under "The Investment  Advisory  Agreement," as a result of Richard
W. Maine's resignation or withdrawal, as applicable, from all of his positions under or relating to the Investment Adviser and the Fund, including from his positions of Chairman of the Board, Investment Committee Chairman and Portfolio Manager of the Fund, and as a member and officer of the Investment Adviser on August 14, 2007, a change of control of the Investment Adviser may be deemed to have occurred that would have caused a technical assignment of the Prior
Advisory Agreement, and thus terminated the Prior Advisory Agreement in accordance with its terms as required by Section 15 of the 1940 Act.


                                   Madison Harbor Balanced Strategies, Inc. : 47

Because a technical assignment as described above would also terminate the Prior Sub-Advisory Agreement, in accordance with the terms of that agreement, upon termination of the Prior Sub-Advisory Agreement, the Board, including a majority of the Disinterested Directors, unanimously approved on August 17, 2007 an interim investment sub-advisory agreement (the "Interim Sub-Advisory Agreement") by and between the Investment Adviser and Conning that contained the same terms and conditions as the Prior Sub-Advisory Agreement.

At a special meeting of the Board held on October 29, 2007, the Board considered and approved a proposed investment sub-advisory agreement by and between the Investment Adviser and Conning, subject to approval by the shareholders. Under the proposed investment sub-advisory agreement, Conning would continue to serve as the Company's investment sub-adviser on the same terms and conditions as the Prior and Interim Sub-Advisory Agreements. The proposed investment sub-advisory agreement was not put forward for approval by the Fund within 150 days of the effective date of the Interim Sub-Advisory Agreement, and the Interim Sub-Advisory Agreement therefore expired on January 14, 2008, consistent with the requirements of Rule 15a-4. Upon the expiration of the Interim Sub-Advisory Agreement, Conning continued to serve as the Company's investment sub-adviser without receiving compensation.

On April 28, 2008, at an in-person meeting of the Board, the Board (the "April 28 Board Meeting"), including a majority of the Disinterested Directors, approved a new investment sub-advisory agreement by and between Aviva and Conning (the "New Sub-Advisory Agreement") that contained the same terms and conditions as the Prior and Interim Sub-Advisory Agreements, subject to shareholder approval.

As part of its usual supervision of the Managed Account, Aviva is reviewing alternatives to manage the assets of the managed account including retaining Conning, having the Aviva directly manage the account, or hiring an alternative investment sub-adviser.

--------------------------------------------------------------------------------
CONSIDERATION OF THE INVESTMENT SUB-ADVISORY AGREEMENT

In accordance with the requirements of the 1940 Act, the Board, including a majority of the Disinterested Directors, approved the Interim Sub-Advisory Agreement on August 17, 2007. In approving the Interim Sub-Advisory Agreement, the Board considered that the terms and conditions of the Interim Sub-Advisory Agreement were the same in all material respects, including as to compensation, as the terms and conditions of the Prior Sub-Advisory Agreement. In light of the temporary nature of the Interim Sub-Advisory Agreement and consistency of terms with the Prior Sub-Advisory Agreement, the Board did not consider certain factors that it would normally take into account in approving an investment sub-advisory agreement, such as the profitability of the Investment Sub-Adviser, the investment performance of the Managed Account and certain comparative data with respect to advisory fees and fund expenses. At a meeting of Board on October 29, 2007, the Board considered the aforementioned factors and approved the proposed investment sub-advisory agreement by and between the Fund and the Investment Sub-Adviser, subject to approval by the shareholders.

At the April 28, 2008 Board Meeting, the Board, including a majority of the Disinterested Directors, approved the New Sub-Advisory Agreement. In connection with considering the New Sub-Advisory Agreement, the Board reviewed materials furnished by the Investment Sub-Adviser, including information regarding the Investment Sub-Adviser, its affiliates and its personnel, operations and financial condition. The Board also reviewed materials provided by or concerning the Investment Sub-Adviser with respect to the Fund's prospective operations and the Investment Sub-Adviser's ability to provide advisory and other services to the Fund. The Board likewise considered, among other things, the following material factors during their review of the New Sub-Advisory Agreement:

      o the nature, quality and extent of the sub-advisory and other services provided to the Fund by the Investment Sub-Adviser;

      o the investment performance of the Fund, the Managed Account and the Investment Sub-Adviser;

      o comparative data with respect to advisory fees or similar expenses paid by other funds with similar investment objectives;

      o the Fund's projected operating expenses and expense ratio compared to funds with similar investment objectives;

      o any existing and potential sources of indirect income to the Investment Sub-Adviser and its affiliates from their relationships with the Fund and the profitability of those relationships;


                                   Madison Harbor Balanced Strategies, Inc. : 48

      o     information   about  the  services   performed   and  the  personnel
            performing   such  services   under  the   Investment   Sub-Advisory
            Agreement;

      o     the  organizational   capability  and  financial  condition  of  the
            Investment Sub-Adviser and its affiliates;

      o the Investment Sub-Adviser's practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers' provision of brokerage and research services to the Investment Sub-Adviser; and

      o     possible alternative fees structures or bases for determining fees.

In connection with the Board's consideration of the approval of the New Sub-Advisory Agreement, the Disinterested Directors considered the capability of the Investment Sub-Adviser and its experience managing other similar products and concluded that the Investment Sub-Adviser continued to have experience and personnel sufficient to manage the Fund's Managed Account. They considered the comparative fees and expenses and concluded that the fees to be charged by the Investment Sub-Adviser were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Board, including a majority of the Disinterested Directors, concluded that approval of the New Sub-Advisory Agreement was in the best interests of the Fund's shareholders.

Based upon the wide variety of information considered by the Board in evaluating the New Sub-Advisory Agreement, and the complexity of the New Sub-Advisory Agreement itself, the Board did not find it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weight to the factors they considered. In addition, different members of the Board may have given different weight to different factors. However, in general the Board noted the particular expertise of the personnel of the Investment Sub-Adviser in managing the type of assets held in the Managed Account, and the appropriateness of the Investment Sub-Adviser's fee structure.


                                   Madison Harbor Balanced Strategies, Inc. : 49

Privacy Policy

This privacy statement is issued by Madison Harbor Capital Management, LLC and Madison Harbor Balanced Strategies, Inc. and their affiliates. We consider privacy to be fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' nonpublic personal information.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described in this notice. We never sell client lists or individual client information. Internal policies and procedures are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, and through transactions with us or our affiliates. We collect information about our clients (such as name, address, birth date, social security number, educational and professional background, assets and income) and their transactions with us (such as investments, performance and account balances). To be able to serve our clients, the information we collect is shared with our affiliates and to third parties that perform various services for us, such as transfer agents, lawyers, accountants, custodians and broker-dealers. This includes identification information (e.g., name and address), transaction and experience information (e.g., account balance), and other information necessary to accomplish customer transactions. In addition, the information we collect may be shared with affiliates, with financial institutions with which we have joint marketing agreements, or with other parties as permitted or required by law. Depending on where you live, state or local law may provide you with additional protections and may require that we send you additional notices. If any law requires that we obtain permission before we share your information, we will do so. Finally, we may be required by domestic or foreign laws to disclose certain information about our clients to tax or other authorities.

Any organization receiving client information may only use it for the purpose designated by Madison Harbor Capital Management, LLC or its affiliates.


                                   Madison Harbor Balanced Strategies, Inc. : 50

The Management Team and Independent Directors(1)

--------------------------------------------------------------------------------
Management Team

EDWARD M. CASAL 50 President, CHIEF EXECUTIVE OFFICER, CHIEF INVESTMENT OFFICER AND DIRECTOR OF THE FUND. Mr. Casal has over 26 years of broad experience in real estate and corporate finance at UBS, its predecessor Dillon, Read & Co. and Goldman, Sachs & Co. Most recently Mr. Casal was Executive Director of the UBS real estate investment banking group. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions.

RUSSELL H. BATES 41 EXECUTIVE VICE PRESIDENT. Mr. Bates has 15 years of experience in business and law, most recently as a real estate investment banker at UBS and Friedman Billings Ramsey and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the State Bar of Maryland.

--------------------------------------------------------------------------------
Independent Directors of the Fund

CYDNEY C. DONNELL 48 is currently an Executive Professor in Finance at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell holds a directorship at American Campus Communities., Inc. and serves on the Valuation Committee, Audit Committee and the Nominating and Compensation Committee of the Fund.

STANLEY R. PERLA CPA 65 was formerly a real estate audit partner with Ernst & Young. He served as Ernst & Young's National Director of Real Estate Accounting as well as on Ernst & Young's National Accounting and Audit Committee. Mr. Perla holds a directorship at American Mortgage Acceptance Company and is Chairman of the Audit Committee of the Fund.

LELAND R. SPEED 75 serves as Chairman of the Board of Directors of two New York stock exchange listed real estate investment trusts: Parkway Properties Inc. and EastGroup Properties Inc. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Audit Committee and the Nominating and Compensation Committee of the Fund.

----------
1 All directors of the Fund have served since the Fund's inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than with the Fund. Additional information regarding the directors and officers of the Fund may be found in the Fund's most recently filed Form N-CSR, which is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                   Madison Harbor Balanced Strategies, Inc. : 51

                                   Madison Harbor Balanced Strategies, Inc. : 52

[MADISON HARBOR CAPITAL LOGO]

            Madison Harbor Balanced Strategies, Inc.
            The Chrysler Building
            405 Lexington Avenue, 47th Floor
            New York. NY 10174-4700

            FOR MORE INFORMATION,
            PLEASE CALL 212.380.5500

            The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

            A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission's website at http://www.sec.gov. However, since the Fund's strategy consists of investing in real estate private equity funds ("Underlying Funds"), for which voting rights will be limited, the Fund will likely have few, if any, opportunities, to vote proxies.


                                   Madison Harbor Balanced Strategies, Inc. : 53

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Chief Executive Officer and Chief Financial Officer. For the calendar year ended December 31, 2007 and the Registrant's fiscal year ended March 31, 2008, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Stanley Perla, who is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for professional services rendered by KPMG LLP ("KPMG"), the Registrant's independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2008 and 2007 were $83,000 and $65,000, respectively.

(b) AUDIT-RELATED FEES: The aggregate fees billed for assurance and related services rendered by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended March 31, 2008 and 2007 were $0 and $9,930, respectively.

(c) TAX FEES: The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2008 and 2007 were $103,850 and $0, respectively.

(d) ALL OTHER FEES: No such fees were billed to the Registrant by KPMG in the fiscal years ended March 31, 2008 and 2007.

(e)(1) It is the policy of the Audit Committee to pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Registrant by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in
Section 10A(i)(B) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Audit Committee may form and delegate authority to subcommittees consisting of one or more independent members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at each of its next scheduled meetings.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

         ------------------------ -------------------- --------------------
                                    FISCAL YEAR 2008     FISCAL YEAR 2007
         ------------------------ -------------------- --------------------
         Audit-Related Fees                0%                   0%
         ------------------------ -------------------- --------------------
         Tax Fees                          0%                   0%
         ------------------------ -------------------- --------------------
         All Other Fees                    0%                   0%
         ------------------------ -------------------- --------------------

(f) Not applicable. The percentage of hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year attributed to work performed by persons other than KPMG's full-time, permanent employees was not greater than 50 percent.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal years ended March 31, 2008 and March 31, 2007 were $0 and $9,930, respectively.

(h) Not applicable. No non-audit services were provided to the Registrant's investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  SCHEDULE OF INVESTMENTS.

A schedule of investments in securities of unaffiliated issuers, as of the close of the reporting period, is included as part of the annual report to shareholders filed under Item 1 of this form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Madison Harbor Capital Management, LLC (the "Adviser"). However, since the Registrant's strategy consists of investing in real estate private equity funds, for which voting rights will be limited, there will likely be few, if any, opportunities to vote proxies on behalf of the Registrant. The Proxy Voting Policies and Procedures of the Adviser ("Proxy Voting Polices") are as follows:

                     Madison Harbor Capital Management, LLC

                           Policies and Procedures for
         Voting Proxies on Behalf of Investment Advisory Client Accounts

INTRODUCTION

As an investment adviser registered under the Investment Advisers Act of 1940, Madison Harbor Capital Management, LLC has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Investment Advisers Act of 1940.

PROXY POLICIES

These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. In general, we will vote proxies in accordance with these guidelines unless: (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize shareholder value and vote in our clients' best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: In general, we will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Appointment of Auditors: We believe that the company remains in the best position to choose the auditors and will generally support management's recommendation.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws may be required by state or federal regulation. In general, we will cast our votes in accordance with the company's management on such proposals. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.

Proposals Affecting Shareholder Rights: We will generally vote with management on matters that affect shareholder rights.

Corporate Governance: We recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company.

Anti-Takeover Measures: The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure's likely effect on shareholder value dilution.

Stock Splits: We will generally vote with management on stock split matters. Limited Liability of Directors: We will generally vote with management on matters that would affect the limited liability of directors.

Social and Corporate Responsibility: The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

We will generally vote proxies in accordance with these guidelines. In circumstances in which (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize shareholder value and vote in our clients' best interests, the Proxy Voting Committee will vote the proxy.

PROXY VOTING COMMITTEE

We have formed a proxy voting committee consisting of Edward M. Casal and Russell H. Bates (the Chief Executive Officer and the Executive Vice President of Madison Harbor Capital Management, LLC, respectively) to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

CONFLICTS OF INTEREST

We recognize that there may be a potential conflict of interest when we vote a proxy solicited by an issuer that is our advisory client or a client or customer of one of our affiliates or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that adherence to these policies and procedures ensures that proxies are voted with only our clients' best interests in mind. To ensure that our votes are not the product of a conflict of interests, we require that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) to disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

PROXY VOTING

Each account's custodian will forward all relevant proxy materials to us, either electronically or in physical form to the address of record that we have provided to the custodian.

PROXY RECORDKEEPING

We must retain the following documents pertaining to proxy voting:

      1.    Copies of our proxy voting polices and procedures;
      2.    Copies of all proxy statements;
      3.    Records of all votes cast by us;
      4. Copies of all documents created by us that were material to making a decision how to vote proxies or that memorializes the basis for that decision;
      5. Copies of all written client request for information with regard to how we voted proxies on behalf of the client as well as any written responses provided.

All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by making a written request for proxy voting information to: Chief Compliance Officer, Madison Harbor Capital Management, LLC, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant's Board of Directors has empowered the Adviser, through its Investment Committee, to make all decisions with respect to investments, divestitures, changes in investment strategy, and utilization of leverage. Investment Committee decisions shall be unanimously approved by the members of the Investment Committee. The Investment Committee is currently comprised of Edward M. Casal and Russell H. Bates.

EDWARD M. CASAL, PRESIDENT, CHIEF EXECUTIVE OFFICER, AND CHIEF INVESTMENT OFFICER OF THE REGISTRANT, 50, is also the President of the Adviser. In addition, he is Chief Investment Officer of the Real Estate Multi-Manager group of Aviva Capital Management, Inc. ("Aviva"), an affiliate of the Adviser. Mr. Casal has over 25 years of experience in domestic and international corporate finance and real estate investment banking. Mr. Casal has advised public and private real estate clients and their Boards with regard to transactions with an aggregate value in excess of $20 billion. Mr. Casal has originated and transacted both entity-level and real estate property-level transactions including equity and debt financings, secondary real estate transfers, acquisitions, dispositions and mergers, review of corporate strategic alternatives, unsolicited tender offers, spin-offs, split-offs, restructurings, valuations, lease negotiations and fairness opinions.

In April of 2008, Aviva acquired the assets of Madison Harbor Capital ("Madison") and Mr. Casal who was a founder of Madison joined Aviva. Prior to founding the Madison Harbor Capital in 2003, Mr. Casal spent 18 years at UBS Investment Bank, beginning with one of its predecessor companies, Dillon, Read & Co. Inc. From 1985 to 1991 Mr. Casal advised domestic and international clients with regard to a wide range of real estate investment opportunities including joint venture assignments on behalf of institutional investors, restructuring of lease transactions, property sales and acquisitions. From 1992 until the merger with UBS in 1997, he directed the firm's real estate advisory, financing and agency activity in North America primarily focused on real estate transactions for corporations and merger and acquisition transactions for public and private real estate companies. From 1997 to 2001 Mr. Casal served as Executive Director of the UBS Warburg global real estate investment banking team primarily responsible for new business origination and led all of the firm's real estate strategic advisory and M&A assignments in North America. Mr. Casal began his Wall Street career at Goldman, Sachs & Co. where he served in the municipal finance, equity research and real estate departments and his principal investing career with Alan Patricoff Associates, a venture capital firm.

Mr. Casal is a graduate of Tulane University (where he received the Wall Street Journal award for excellence in Finance) and has an MBA from the Harvard Graduate School of Business. He is a member of the Urban Land Institute and the International Council of Shopping Centers.

RUSSELL H. BATES, EXECUTIVE VICE PRESIDENT AND SECRETARY OF THE REGISTRANT, 41, is also the Executive Vice President of the Adviser. In addition he is a Portfolio Manager of the Real Estate Multi-Manager group of Aviva Capital Management, an affiliate of the Adviser. Mr. Bates has fifteen years of experience in business and law, most recently as a commercial real estate investment banker. Assignments have included over $4 billion in equity and debt financings, mergers, spin-offs, restructurings, valuations and fairness opinions.

In April of 2008, Aviva acquired the assets of Madison and Mr. Bates who was a founder of Madison joined Aviva. Prior to founding Madison Harbor Capital in 2003, Mr. Bates was a Director with UBS Investment Bank in its global real estate investment banking group where he was primarily responsible for execution of banking, underwriting, advisory and associated products and services within the real estate, lodging, gaming and leisure sectors. While there he represented clients on numerous public merger transactions including an international hostile takeover, asset sales, private joint venture transactions, and preferred equity capital raising. Prior to joining UBS, he served as a Vice President of Real Estate Investment Banking at Friedman Billings Ramsey where he completed numerous initial public offerings and follow-on offerings for equity and mortgage real estate investment trusts (REITs). Concurrently, he served as Senior Investment Officer for FBR Asset Investment Corporation, a REIT that made mezzanine loans as well as bridge equity investments in private real estate companies prior to an IPO. In this capacity, he originated and managed the mezzanine lending program, evaluated potential investments for its investment committee and had portfolio responsibility for its mortgage loan holdings.

Prior to his investment banking career, Mr. Bates was an attorney with the US Securities and Exchange Commission with its Division of Corporation Finance focusing on Real Estate and Securitization transactions. In addition, Mr. Bates spent four years with PepsiCo, Inc. as a manager focusing on acquisition integration.

Mr. Bates is a graduate of Baylor University and the Southern Methodist University School of Law and is a member of the Urban Land Institute, the International Council of Shopping Centers and the State Bar of Maryland.

                                       ***

Madison Harbor Capital Management, LLC (the "Adviser") and Conning Asset Management Company ("Conning" or the "Sub-Adviser") are parties to a sub-advisory agreement (the "Sub-Advisory Agreement") dated January 14, 2005 pursuant to which, subject to the oversight of our Board of Directors and the Adviser, Conning will perform portfolio management services in accordance with our investment objectives, policies and restrictions. Conning will invest and reinvest the assets of the Managed Account by purchasing and selling short-term and other REIT-qualifying securities. Conning's fee for its services will be paid by the Adviser, and not the Registrant.

The following employees of Conning provide portfolio management services to the
Registrant:

WALTER J. BLASBERG, 58, CFA, is Managing Director and Head of Client Business Development at Conning Asset Management. Mr. Blasberg was with Continental Asset Management for 21 years prior to the firm being acquired by TCW in 1995. He was named President of Continental Asset Management in 1989 and became its Chief Executive Officer in 1994. Previously, Mr. Blasberg specialized in options at Icahn & Co. Mr. Blasberg has addressed many industry groups across the country and has made numerous presentations on asset/liability management for insurance companies. Mr. Blasberg is a graduate of the University of Vermont with a BA in Political Science. He is a member of the New York Society of Security Analysts, the Institutional Options Society, and the Fixed Income Analysts Society.

DANIEL J. MAINOLFI, 44, CFA, is a Managing Director and Portfolio Manager at Conning Asset Management where he is responsible for managing general and separate accounts assets for life/health and property-casualty clients. Prior to joining Conning in 1992, Mr. Mainolfi was employed for seven years at Atlantic Capital & Research, an investment subsidiary of Monarch Capital Corporation. While at Atlantic, Mr. Mainolfi managed fixed income assets backing both the general and separate account businesses. He is a graduate of Babson College with a degree in Finance and Investments.

SEAN M. HUGHES, 40, CFA, is an Assistant Vice President at Conning Asset Management where he is responsible for managing fixed income portfolios. Prior to joining Conning in 2001, Mr. Hughes was an ALM Analyst within Swiss Re Investors' asset-liability management unit. He was previously employed by Corporate Healthcare Financing, Inc. (Performax) as an Account Manager and Director of Plan Management Services and by Fortis, Inc. as an Associate Underwriter. Mr. Hughes is a graduate of Franciscan University with a BA in Psychology and earned an MBA from Johns Hopkins University. He is also a member of the Hartford Society of Financial Analysts.

                                       ***

Portfolio managers of the Adviser beneficially own equity securities of the Registrant as follows:

Edward M. Casal        $10,001 - $50,000
Russell H. Bates       $10,001 - $50,000

Portfolio managers of the Sub-Adviser do not beneficially own any equity securities of the Registrant.

Principals of the parent company of the Adviser serve as the portfolio managers of the Fund. The compensation paid to such individuals consists of a base salary and ownership distributions, which is reviewed annually by the executive committee of the parent company of the Adviser.

Portfolio managers of the Sub-Adviser receive a base salary and benefit package consistent with their level of experience and accountability. This level is determined by reference to market compensation surveys and to empirical data regarding local market conditions. Further, a discretionary annual bonus is awarded based on the overall results of the firm, and the particular contribution by the individual. The individual component comprises investment performance, client satisfaction, and participation in investment strategy formulation and tactical implementation, as determined by management's assessments.

The portfolio managers employed by the Adviser do not manage any other accounts. The portfolio managers employed by the Sub-Adviser manage the following accounts in addition to the Registrant:

                        Registered Investment               Other Pooled                       Other
                               Companies                 Investment Vehicles                  Accounts
                               ---------                 -------------------                  --------
                      # of Accounts  Assets$(000)    # of Accounts  Assets$(000)    # of Accounts  Assets$(000)
                      -------------  ------------    -------------  ------------    -------------  ------------
Walter J. Blasberg         0             $--               0           $--                0         $       --
Daniel J. Mainolfi         0             $--               0           $--                7         $4,404,900
Sean M. Hughes             0             $--               0           $--                7         $  803,753

CONFLICTS OF INTEREST

The Adviser and its affiliates and employees may engage in a broad spectrum of activities, including sponsoring and managing investment funds, engaging in broker-dealer activities, and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the interests of the Registrant and the Registrant's investors ("Investors").

ALLOCATION OF MANAGEMENT TIME AND SERVICES

The Registrant does not have its own employees and relies upon the Adviser and its affiliates for management of the Registrant and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Registrant and other entities for which the Adviser and its affiliates may provide similar services. The officers and employees of the Adviser devote such time to the Registrant's affairs as they, in their sole discretion, determine to be necessary for the conduct of the Registrant's business.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Neither the Registrant nor any "affiliated purchasers", as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the "1940 Act"), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the 1940 Act, are filed herewith.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Madison Harbor Balanced Strategies, Inc.


                                        /s/ Edward M. Casal
                                        -------------------
                                        Edward M. Casal
                                        Chief Executive Officer


Date: June 24, 2008



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                        /s/ Edward M. Casal
                                        -------------------
                                        Edward M. Casal
                                        Chief Executive Officer
Date: June 24, 2008


                                        /s/ David Heier
                                        ------------------------
                                        David Heier
                                        Chief Financial Officer

Date: June 24, 2008